SHAREHOLDER LETTER

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Your Fund's Goal: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a nationally diversified portfolio consisting of municipal securities.(1)
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Dear Shareholder:

This annual report for Franklin Federal Tax-Free Income Fund covers the period ended April 30, 2000. The year under review was marked by economic strength, as U.S. gross domestic product (GDP) rose an estimated 6.0% for the one-year period ended March 31, 2000, consumer confidence remained strong and unemployment hit a 30-year low. In fact, the domestic economy grew for a record 109 consecutive months, and domestic stock markets surged to all-time highs. In the face of such economic expansion, inflation as measured by the Consumer Price Index was 3.7% for the reporting period.

Bond markets started the period in what looked to be a potentially positive year due to interest-rate expectations. However, the Federal Reserve Board (the Fed) proceeded to raise the federal funds target rate 0.25% on five separate occasions due to inflation fears. This made 1999 and early 2000 one of the worst periods that bond markets have ever experienced. In February, the government announced it would sponsor 30-year Treasury buybacks and reduce future issuance of long-term Treasuries. This, coupled with several signs that U.S. economic growth might be slowing, caused a supply-demand imbalance. These circumstances caused long-term Treasury bond prices to rise sharply, resulting in an inverted yield curve. That is, rates on long-term bonds declined below those of short-term bonds. None of the other domestic fixed-income markets, including municipal bonds, experienced such an inversion.

(1.) These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 15.

CONTENTS


Shareholder Letter .....      1
Performance Summary ....      8
Financial Highlights &
Statement of Investments     12
Financial Statements ...     49
Notes to
Financial Statements ...     52
Independent
Auditors' Report .......     56
Tax Designation ........     57

[Fund Category Pyramid Graphic]

The yield on the 30-year Treasury rose from 5.66% at the beginning of the fund's fiscal year, to 5.96% on April 30, 2000, after reaching a high of 6.75% on January 20, 2000. The yield on the Bond Buyer Municipal Bond Index (Bond Buyer
40), an indicator of the municipal bond market, rose from 5.28% to 6.00% for the same period, while its price declined 10.3%.(2) As interest rates and yields increased, the dollar value of bonds decreased, meaning bond funds in general declined in value.

Municipal bond supply in 1999 and first quarter 2000 added pressure to the already volatile municipal bond market. Although less than in 1998, the $225 billion issuance in 1999 was the fourth-highest on record. Looking forward, we anticipate decreased new issuance for the remainder of 2000. The near-record volume did have some benefit, as it helped municipal bonds remain cheap relative to Treasuries. During the year under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 103% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(3) Because municipal bonds are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax. When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

We welcome our new shareholders who joined the fund during the reporting period as a result of reorganizations involving Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund, Franklin Indiana Tax-Free Income Fund, and Franklin Washington Municipal Bond Fund.

(2.) The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

Looking forward, we anticipate that the Fed will monitor inflationary tendencies closely, probably raising interest rates again. If, as a result, the economy slows toward the end of 2000, the bond markets could begin to experience less volatility.

The last few times municipal bonds lost ground, they enjoyed sharp rebounds in the following year. For example, in 1994, when the Fed raised interest rates six times, the average general municipal bond fund lost 6.5% in total return. In the following year, rates declined, and the average municipal bond fund gained nearly 17%. Although there is no guarantee that bond markets and municipal bond funds will repeat past behavior, markets do go through cycles. Predicting these cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the fund's total return performance.

(3.) Source: The Bond Buyer 3/00.

PORTFOLIO NOTES

The general rise in interest rates during the year under review presented challenges to the fund, pressuring the fund's share price. However, it should be noted that the fund's share price decline was not a result of any change to our investment philosophy or strategy, but instead representative of the decline in market value of the portfolio's securities attributed to rising interest rates.

In fact, the fund's broad diversification, with 1,060 positions on April 30, 2000, and overall composition provided investors with some stability during this period of interest-rate increases, as the fund held bonds ranging in maturity across the yield curve. This diversification helped to maintain the fund's share price during the period. For the 12 months ended April 30, 2000, the Bond Buyer 40's price was off 10.3% and the fund's benchmark, the Lehman Brothers Municipal Bond Index, declined 7.1% in price. By comparison, your fund's Class A share price, as measured by net asset value, declined 7.3%.(4)

In addition, your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary beginning on page 8 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.49%, based on an annualization of the current 5.45 cent ($0.0545) per share dividend and the maximum offering price of $11.92 on April 30, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 9.09% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.


(4.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. Index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
4/30/00

AAA - 39.0%
AA - 12.7%
A - 22.0%
BBB - 25.1%
Below Investment
Grade - 1.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent credit rating agency.

The rise in interest rates did provide the fund with some opportunities. Primarily, the higher interest-rate environment helped protect its dividend, as such rates can improve the fund's income-earning potential. Although most bonds called over the period had coupons in the 7%-9% range, we reinvested the proceeds in bonds with an average yield of 5.75%, which was substantially higher than in the previous period when the average reinvestment yield was 5.17%. On April 30, 2000, the fund's average coupon was 6.38%, higher than recent investments offered, which allowed us to pay out an above-average income stream relative to our peers.

During the period, we made only minor changes to the fund's composition. On April 30, 2000, New York (17.3% of total net assets), Illinois (6.6%), Texas (5.8%), Colorado (4.8%) and California (4.2%) represented the fund's largest geographic weightings. New York and California are generally the largest municipal debt issuers as their populations drive the need for infrastructure financing. In addition, their credit ratings were upgraded in 1999 as their finances have improved due to the strong economy.

We took the opportunity to sell bonds with shorter call protection such as housing bonds, and reinvested the proceeds in securities with longer call protection. As a result, housing bonds declined from 12.0% of total long-term investments on May 1, 1999, to 10.5% at the end of the period. Elsewhere, we added to our positions in Atlanta Airport Facilities Revenue and Massachusetts State Turnpike Authority Metropolitan Highway System Revenue bonds, which are insured and carry AAA ratings by all of the major rating agencies. Overall, 14.6% of the portfolio was invested in the transportation sector at the end of the period, up from 11.8% on April 30, 1999.

PORTFOLIO BREAKDOWN
4/30/00
                        % OF TOTAL
                        LONG-TERM
                        INVESTMENTS
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Utilities ............     20.9%
Prerefunded ..........     14.8%
Transportation .......     14.6%
Hospital & Health Care     10.9%
Housing ..............     10.5%
Corporate-Backed .....      9.0%
General Obligation ...      8.6%
Subject to Government
Appropriation ........      6.1%
Tax-Supported Debt ...      2.1%
Other Revenue ........      1.4%
Higher Education .....      1.1%


DIVIDEND DISTRIBUTIONS
5/1/99 - 4/30/00
                                   DIVIDEND PER SHARE
                   -------------------------------------------
MONTH              CLASS A           CLASS B           CLASS C
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May                5.55 cents        5.07 cents       4.97 cents
June               5.50 cents        4.90 cents       4.93 cents
July               5.50 cents        4.90 cents       4.93 cents
August             5.50 cents        4.90 cents       4.93 cents
September          5.50 cents        4.92 cents       4.94 cents
October            5.50 cents        4.92 cents       4.94 cents
November           5.50 cents        4.92 cents       4.94 cents
December           5.45 cents        4.95 cents       4.92 cents
January            5.45 cents        4.95 cents       4.92 cents
February           5.45 cents        4.95 cents       4.92 cents
March              5.45 cents        4.91 cents       4.91 cents
April              5.45 cents        4.91 cents       4.91 cents
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TOTAL              65.80 CENTS       59.20 CENTS      59.16 CENTS


Looking forward, we believe the fund will continue to provide investors with attractive, monthly tax-free income as we seek to provide a high level of current income with a relatively stable share price. Municipal bonds recently have been priced inexpensively on a historical basis relative to other fixed-income opportunities. In our opinion, this makes municipal bond funds an excellent opportunity for fixed-income investors.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund

/s/ Sheila Amoroso
    Sheila Amoroso


/s/ Rafael R. Costas Jr.
    Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ONE-YEAR PERFORMANCE SUMMARY
AS OF 4/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return      -1.87%
Net Asset Value (NAV)      $11.41 (4/30/00)        $12.31 (4/30/99)
Change in NAV              -$0.90
Distributions (5/1/99-
4/30/00)                   Dividend Income         $0.6580
                           Long-Term Capital Gain  $0.0073
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                           Total                   $0.6653

CLASS B
One-Year Total Return      -2.35%
Net Asset Value (NAV)      $11.41 (4/30/00)        $12.30 (4/30/99)
Change in NAV              -$0.89
Distributions (5/1/99-
4/30/00)                   Dividend Income         $0.5920
                           Long-Term Capital Gain  $0.0073
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                           Total                   $0.5993


CLASS C
One-Year Total Return      -2.43%
Net Asset Value (NAV)      $11.41 (4/30/00)        $12.31 (4/30/99)
Change in NAV              -$0.90
Distributions (5/1/99-
4/30/00)                   Dividend Income         $0.5916
                           Long-Term Capital Gain  $0.0073
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                           Total                   $0.5989

Franklin Federal Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.73 cents ($0.0073) per share in June 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


                Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 4/30/00

                                                             INCEPTION
CLASS A                          1-YEAR   5-YEAR    10-YEAR  (10/7/83)
--------------------------------------------------------------------------------

Cumulative Total Return(1)        -1.87%   +30.00%  +94.93%  +271.47%
Average Annual Total Return(2)    -6.07%   +4.48%   +6.44%    +7.96%


                                                      INCEPTION
CLASS B                                        1-YEAR  (1/1/99)
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Cumulative Total Return(1)                       -2.35%   -1.41%
Average Annual Total Return(2)                   -6.06%   -3.86%


                                                      INCEPTION
CLASS C                               1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------

Cumulative Total Return(1)              -2.43%   +26.39%  +26.39%
Average Annual Total Return(2)          -4.29%    +4.58%   +4.58%

SHARE CLASS                              A        B        C
--------------------------------------------------------------------------------

Distribution Rate(3)                     5.49%    5.16%    5.11%
Taxable Equivalent Distribution Rate(4)  9.09%    8.54%    8.46%
30-Day Standardized Yield(5)             5.11%    4.77%    4.73%
Taxable Equivalent Yield(4)              8.46%    7.90%    7.83%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
(3.) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (net asset value for Class B) per share on April 30, 2000.
(4.) Taxable equivalent distribution rate and yield assume the 2000 federal income tax rate of 39.6%.
(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 2000.



Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



              Past performance does not guarantee future results.


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS A
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1-Year                        -6.07%
5-Year                        +4.48%
10-Year                       +6.44%
Since Inception (10/7/83)     +7.96%

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS B
--------------------------------------------------------------------------------
1-Year                       -6.06%
Since Inception (1/1/99)     -3.86%
CLASS A (5/1/90 - 4/30/00)
GRAPHIC MATERIAL (4)

The following line graph compares the performance of Franklin Federal Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/90 to 4/30/00.*

                Date       Franklin Federal Tax-Free Income               Lehman Brothers Municipal                     CPI
                                     Fund-Class A                               Bond Index
            05/01/1990                  9,576                                     10,000                               10,000
            05/31/1990                  9,812                    2.18%            10,218                 0.23%         10,023
            06/30/1990                  9,900                    0.88%            10,308                 0.54%         10,077
            07/31/1990                 10,068                    1.47%            10,459                 0.38%         10,115
            08/31/1990                  9,883                   -1.45%            10,308                 0.92%         10,208
            09/30/1990                  9,857                    0.06%            10,314                 0.84%         10,294
            10/31/1990                  9,966                    1.82%            10,502                 0.60%         10,356
            11/30/1990                 10,165                    2.01%            10,713                 0.22%         10,379
            12/31/1990                 10,175                    0.43%            10,759                 0.00%         10,379
            01/31/1991                 10,340                    1.34%            10,903                 0.60%         10,441
            02/28/1991                 10,387                    0.87%            10,998                 0.15%         10,457
            03/31/1991                 10,443                    0.03%            11,001                 0.15%         10,472
            04/30/1991                 10,631                    1.34%            11,149                 0.15%         10,488
            05/31/1991                 10,706                    0.89%            11,248                 0.30%         10,520
            06/30/1991                 10,726                   -0.10%            11,237                 0.29%         10,550
            07/31/1991                 10,898                    1.22%            11,374                 0.15%         10,566
            08/31/1991                 11,004                    1.32%            11,524                 0.29%         10,597
            09/30/1991                 11,169                    1.30%            11,674                 0.44%         10,643
            10/31/1991                 11,237                    0.90%            11,779                 0.15%         10,659
            11/30/1991                 11,297                    0.28%            11,812                 0.29%         10,690
            12/31/1991                 11,521                    2.15%            12,066                 0.07%         10,698
            01/31/1992                 11,549                    0.23%            12,093                 0.15%         10,714
            02/29/1992                 11,558                    0.03%            12,097                 0.36%         10,752
            03/31/1992                 11,607                    0.03%            12,101                 0.51%         10,807
            04/30/1992                 11,717                    0.89%            12,208                 0.14%         10,822
            05/31/1992                 11,887                    1.18%            12,352                 0.14%         10,837
            06/30/1992                 12,059                    1.68%            12,560                 0.36%         10,876
            07/31/1992                 12,466                    3.00%            12,937                 0.21%         10,899
            08/31/1992                 12,300                   -0.97%            12,811                 0.28%         10,930
            09/30/1992                 12,310                    0.65%            12,894                 0.28%         10,960
            10/31/1992                 12,142                   -0.98%            12,768                 0.35%         10,999
            11/30/1992                 12,433                    1.79%            12,997                 0.14%         11,014
            12/31/1992                 12,621                    1.02%            13,129                -0.07%         11,006
            01/31/1993                 12,776                    1.16%            13,281                 0.49%         11,060
            02/28/1993                 13,101                    3.62%            13,762                 0.35%         11,099
            03/31/1993                 13,043                   -1.06%            13,616                 0.35%         11,138
            04/30/1993                 13,146                    1.01%            13,754                 0.28%         11,169
            05/31/1993                 13,228                    0.56%            13,831                 0.14%         11,185
            06/30/1993                 13,440                    1.67%            14,062                 0.14%         11,200
            07/31/1993                 13,458                    0.13%            14,080                 0.00%         11,200
            08/31/1993                 13,684                    2.08%            14,373                 0.28%         11,232
            09/30/1993                 13,822                    1.14%            14,537                 0.21%         11,255
            10/31/1993                 13,850                    0.19%            14,565                 0.41%         11,301
            11/30/1993                 13,789                   -0.88%            14,436                 0.07%         11,309
            12/31/1993                 14,041                    2.11%            14,741                 0.00%         11,309
            01/31/1994                 14,159                    1.14%            14,909                 0.27%         11,340
            02/28/1994                 13,916                   -2.59%            14,523                 0.34%         11,378
            03/31/1994                 13,490                   -4.07%            13,932                 0.34%         11,417
            04/30/1994                 13,520                    0.85%            14,050                 0.14%         11,433
            05/31/1994                 13,618                    0.87%            14,172                 0.07%         11,441
            06/30/1994                 13,565                   -0.61%            14,086                 0.34%         11,480
            07/31/1994                 13,757                    1.83%            14,344                 0.27%         11,511
            08/31/1994                 13,809                    0.35%            14,394                 0.40%         11,557
            09/30/1994                 13,674                   -1.47%            14,182                 0.27%         11,588
            10/31/1994                 13,479                   -1.78%            13,930                 0.07%         11,596
            11/30/1994                 13,248                   -1.81%            13,678                 0.13%         11,611
            12/31/1994                 13,517                    2.20%            13,979                 0.00%         11,611
            01/31/1995                 13,860                    2.86%            14,379                 0.40%         11,658
            02/28/1995                 14,193                    2.91%            14,797                 0.40%         11,704
            03/31/1995                 14,308                    1.15%            14,967                 0.33%         11,743
            04/30/1995                 14,359                    0.12%            14,985                 0.33%         11,782
            05/31/1995                 14,694                    3.19%            15,463                 0.20%         11,805
            06/30/1995                 14,647                   -0.87%            15,329                 0.20%         11,829
            07/31/1995                 14,761                    0.95%            15,474                 0.00%         11,829
            08/31/1995                 14,901                    1.27%            15,671                 0.26%         11,860
            09/30/1995                 14,979                    0.63%            15,769                 0.20%         11,883
            10/31/1995                 15,171                    1.45%            15,998                 0.33%         11,923
            11/30/1995                 15,402                    1.66%            16,264                -0.07%         11,914
            12/31/1995                 15,558                    0.96%            16,420                -0.07%         11,906
            01/31/1996                 15,624                    0.76%            16,545                 0.59%         11,976
            02/29/1996                 15,562                   -0.68%            16,432                 0.32%         12,015
            03/31/1996                 15,422                   -1.28%            16,222                 0.52%         12,077
            04/30/1996                 15,412                   -0.28%            16,176                 0.39%         12,124
            05/31/1996                 15,427                   -0.04%            16,170                 0.19%         12,147
            06/30/1996                 15,588                    1.09%            16,346                 0.06%         12,154
            07/31/1996                 15,706                    0.90%            16,493                 0.19%         12,178
            08/31/1996                 15,717                   -0.02%            16,490                 0.19%         12,201
            09/30/1996                 15,917                    1.40%            16,721                 0.32%         12,240
            10/31/1996                 16,076                    1.13%            16,910                 0.32%         12,279
            11/30/1996                 16,318                    1.83%            17,219                 0.19%         12,302
            12/31/1996                 16,289                   -0.42%            17,147                 0.00%         12,302
            01/31/1997                 16,329                    0.19%            17,179                 0.32%         12,342
            02/28/1997                 16,478                    0.92%            17,337                 0.31%         12,380
            03/31/1997                 16,326                   -1.33%            17,107                 0.25%         12,411
            04/30/1997                 16,461                    0.84%            17,251                 0.12%         12,426
            05/31/1997                 16,667                    1.51%            17,511                -0.06%         12,418
            06/30/1997                 16,831                    1.07%            17,698                 0.12%         12,433
            07/31/1997                 17,221                    2.77%            18,189                 0.12%         12,448
            08/31/1997                 17,120                   -0.94%            18,018                 0.19%         12,472
            09/30/1997                 17,316                    1.19%            18,232                 0.25%         12,503
            10/31/1997                 17,427                    0.64%            18,349                 0.25%         12,534
            11/30/1997                 17,524                    0.59%            18,457                -0.06%         12,527
            12/31/1997                 17,751                    1.46%            18,727                -0.12%         12,512
            01/31/1998                 17,889                    1.03%            18,919                 0.19%         12,535
            02/28/1998                 17,912                    0.03%            18,925                 0.19%         12,559
            03/31/1998                 17,951                    0.09%            18,942                 0.19%         12,583
            04/30/1998                 17,930                   -0.45%            18,857                 0.18%         12,606
            05/31/1998                 18,159                    1.58%            19,155                 0.18%         12,628
            06/30/1998                 18,242                    0.39%            19,230                 0.12%         12,644
            07/31/1998                 18,295                    0.25%            19,278                 0.12%         12,659
            08/31/1998                 18,513                    1.55%            19,576                 0.12%         12,674
            09/30/1998                 18,687                    1.25%            19,821                 0.12%         12,689
            10/31/1998                 18,680                    0.00%            19,821                 0.24%         12,720
            11/30/1998                 18,750                    0.35%            19,890                 0.00%         12,720
            12/31/1998                 18,805                    0.25%            19,940                -0.06%         12,712
            01/31/1999                 18,966                    1.19%            20,177                 0.24%         12,742
            02/28/1999                 18,930                   -0.44%            20,089                 0.12%         12,758
            03/31/1999                 18,984                    0.14%            20,117                 0.30%         12,796
            04/30/1999                 19,024                    0.25%            20,167                 0.73%         12,889
            05/31/1999                 18,955                   -0.58%            20,050                 0.00%         12,889
            06/30/1999                 18,709                   -1.44%            19,761                 0.00%         12,889
            07/31/1999                 18,748                    0.36%            19,833                 0.30%         12,928
            08/31/1999                 18,551                   -0.80%            19,674                 0.24%         12,959
            09/30/1999                 18,543                    0.04%            19,682                 0.48%         13,021
            10/31/1999                 18,297                   -1.08%            19,469                 0.18%         13,045
            11/30/1999                 18,449                    1.06%            19,676                 0.06%         13,053
            12/31/1999                 18,280                   -0.75%            19,528                 0.00%         13,053
            01/31/2000                 18,158                   -0.44%            19,442                 0.24%         13,084
            02/29/2000                 18,376                    1.16%            19,668                 0.59%         13,161
            03/31/2000                 18,758                    2.18%            20,096                 0.82%         13,269
            04/30/2000                 18,667                   -0.59%            19,978                 0.06%         13,277

*Source: Standard and Poor's Micropal.


CLASS B (1/1/99 - 4/30/00)

GRAPHIC MATERIAL (6)

The following line graph compares the performance of Franklin Federal Tax-Free Income Fund's Class B shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 1/1/99 to 4/30/00.*

               Date              Franklin Federal                             Lehman Brothers                               CPI
                                Tax-Free Income                               Municipal Bond
                                 Fund-Class B                                     Index
            01/01/1999              10,000                                        10,000                                   10,000
            01/31/1999              10,086                  1.19%                 10,119                     0.24%         10,024
            02/28/1999              10,054                 -0.44%                 10,074                     0.12%         10,036
            03/31/1999              10,079                  0.14%                 10,089                     0.30%         10,066
            04/30/1999              10,096                  0.25%                 10,114                     0.73%         10,140
            05/31/1999              10,055                 -0.58%                 10,055                     0.00%         10,140
            06/30/1999               9,920                 -1.44%                  9,910                     0.00%         10,140
            07/31/1999               9,935                  0.36%                  9,946                     0.30%         10,170
            08/31/1999               9,826                 -0.80%                  9,866                     0.24%         10,194
            09/30/1999               9,817                  0.04%                  9,870                     0.48%         10,243
            10/31/1999               9,682                 -1.08%                  9,764                     0.18%         10,262
            11/30/1999               9,766                  1.06%                  9,867                     0.06%         10,268
            12/31/1999               9,672                 -0.75%                  9,793                     0.00%         10,268
            01/31/2000               9,603                 -0.44%                  9,750                     0.24%         10,293
            02/29/2000               9,706                  1.16%                  9,863                     0.59%         10,353
            03/31/2000               9,903                  2.18%                 10,078                     0.82%         10,438
            04/30/2000               9,490                 -0.59%                 10,019                     0.06%         10,445


*Source: Standard and Poor's Micropal.


              Past performance does not guarantee future results.

Class C (5/1/95-4/30/00)

GRAPHIC MATERIAL (8)

The following line graph compares the performance of Franklin Federal Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 4/30/00.*

               Date               Franklin Federal                Lehman Brothers                         CPI
                                  Tax-Free Income                 Municipal Bond
                                    Fund-Class C                      Index
            05/01/1995                  9,898                         10,000                             10,000
            05/31/1995                 10,127          3.19%          10,319             0.20%           10,020
            06/30/1995                 10,090         -0.87%          10,229             0.20%           10,040
            07/31/1995                 10,163          0.95%          10,326             0.00%           10,040
            08/31/1995                 10,254          1.27%          10,458             0.26%           10,066
            09/30/1995                 10,303          0.63%          10,523             0.20%           10,086
            10/31/1995                 10,430          1.45%          10,676             0.33%           10,120
            11/30/1995                 10,574          1.66%          10,853            -0.07%           10,112
            12/31/1995                 10,685          0.96%          10,957            -0.07%           10,105
            01/31/1996                 10,725          0.76%          11,041             0.59%           10,165
            02/29/1996                 10,677         -0.68%          10,966             0.32%           10,198
            03/31/1996                 10,576         -1.28%          10,825             0.52%           10,251
            04/30/1996                 10,557         -0.28%          10,795             0.39%           10,291
            05/31/1996                 10,563         -0.04%          10,791             0.19%           10,310
            06/30/1996                 10,667          1.09%          10,908             0.06%           10,316
            07/31/1996                 10,743          0.90%          11,006             0.19%           10,336
            08/31/1996                 10,745         -0.02%          11,004             0.19%           10,356
            09/30/1996                 10,885          1.40%          11,158             0.32%           10,389
            10/31/1996                 10,989          1.13%          11,284             0.32%           10,422
            11/30/1996                 11,140          1.83%          11,491             0.19%           10,442
            12/31/1996                 11,124         -0.42%          11,443             0.00%           10,442
            01/31/1997                 11,146          0.19%          11,464             0.32%           10,475
            02/28/1997                 11,233          0.92%          11,570             0.31%           10,508
            03/31/1997                 11,134         -1.33%          11,416             0.25%           10,534
            04/30/1997                 11,220          0.84%          11,512             0.12%           10,547
            05/31/1997                 11,355          1.51%          11,686            -0.06%           10,540
            06/30/1997                 11,461          1.07%          11,811             0.12%           10,553
            07/31/1997                 11,722          2.77%          12,138             0.12%           10,565
            08/31/1997                 11,648         -0.94%          12,024             0.19%           10,586
            09/30/1997                 11,766          1.19%          12,167             0.25%           10,612
            10/31/1997                 11,835          0.64%          12,245             0.25%           10,639
            11/30/1997                 11,905          0.59%          12,317            -0.06%           10,632
            12/31/1997                 12,044          1.46%          12,497            -0.12%           10,619
            01/31/1998                 12,142          1.03%          12,626             0.19%           10,640
            02/28/1998                 12,151          0.03%          12,629             0.19%           10,660
            03/31/1998                 12,171          0.09%          12,641             0.19%           10,680
            04/30/1998                 12,143         -0.45%          12,584             0.18%           10,699
            05/31/1998                 12,292          1.58%          12,783             0.18%           10,719
            06/30/1998                 12,352          0.39%          12,832             0.12%           10,731
            07/31/1998                 12,382          0.25%          12,865             0.12%           10,744
            08/31/1998                 12,513          1.55%          13,064             0.12%           10,757
            09/30/1998                 12,635          1.25%          13,227             0.12%           10,770
            10/31/1998                 12,625          0.00%          13,227             0.24%           10,796
            11/30/1998                 12,666          0.35%          13,274             0.00%           10,796
            12/31/1998                 12,697          0.25%          13,307            -0.06%           10,789
            01/31/1999                 12,800          1.19%          13,465             0.24%           10,815
            02/28/1999                 12,759         -0.44%          13,406             0.12%           10,828
            03/31/1999                 12,789          0.14%          13,425             0.30%           10,861
            04/30/1999                 12,820          0.25%          13,458             0.73%           10,940
            05/31/1999                 12,757         -0.58%          13,380             0.00%           10,940
            06/30/1999                 12,586         -1.44%          13,187             0.00%           10,940
            07/31/1999                 12,606          0.36%          13,235             0.30%           10,973
            08/31/1999                 12,468         -0.80%          13,129             0.24%           10,999
            09/30/1999                 12,467          0.04%          13,134             0.48%           11,052
            10/31/1999                 12,285         -1.08%          12,992             0.18%           11,072
            11/30/1999                 12,392          1.06%          13,130             0.06%           11,079
            12/31/1999                 12,272         -0.75%          13,032             0.00%           11,079
            01/31/2000                 12,185         -0.44%          12,974             0.24%           11,105
            02/29/2000                 12,315          1.16%          13,125             0.59%           11,171
            03/31/2000                 12,576          2.18%          13,411             0.82%           11,262
            04/30/2000                 12,511         -0.59%          13,332             0.06%           11,269

*Source: Standard and Poor's Micropal.

AVERAGE ANNUAL TOTAL RETURN
4/30/00

CLASS C
--------------------------------------------------------------------------------
1-Year                       -4.29%
5-Year                       +4.58%
Since Inception (5/1/95)     +4.58%

*Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights


                                                                                      CLASS A
                                                                                      -------
                                                                               YEAR ENDED APRIL 30,
                                                           2000         1999             1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........            $12.31         $12.25          $11.90        $11.83         $11.73
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b).....................              .66            .67             .69           .71            .74
 Net realized and unrealized gains (losses) .              (.89)           .06             .35           .07            .10
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ............              (.23)           .73            1.04           .78            .84
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................              (.66)          (.67)           (.69)         (.71)          (.74)
 Net realized gains .........................              (.01)          --              --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions .........................              (.67)          (.67)           (.69)         (.71)          (.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ................            $11.41         $12.31          $12.25        $11.90         $11.83
===================================================================================================================================
Total return(a) ...............................           (1.87%)         6.10%           8.92%         6.81%          7.33%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............        $6,321,014     $7,170,226      $7,022,961    $6,905,488     $7,012,601
Ratios to average net assets:
 Expenses ...................................               .60%           .60%            .59%          .58%           .57%
 Net investment income ......................              5.64%          5.41%           5.70%         6.00%          6.20%
Portfolio turnover rate .....................             16.63%          9.90%          14.54%        16.43%         25.10%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Based on average shares outstanding effective year ended April 30, 1999.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                               CLASS B
                                                        YEAR ENDED APRIL 30,
                                                        --------------------
                                                       2000             1999(d)
                                                  ------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $    12.30       $    12.39
                                                  ------------------------------
Income from investment operations:
 Net investment income(b) .....................          .59              .23
 Net realized and unrealized losses .........           (.88)            (.11)
                                                  ------------------------------
Total from investment operations ............           (.29)             .12
                                                  ------------------------------
Less distributions from:
 Net investment income ......................           (.59)            (.21)
 Net realized gains .........................           (.01)            --
                                                  ------------------------------
Total distributions .........................           (.60)            (.21)
                                                  ------------------------------
Net asset value, end of year ................     $    11.41       $    12.30
                                                  ==============================
Total return(a) ...............................       (2.35%)           0.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   66,158       $   27,988
Ratios to average net assets:
 Expenses ...................................           1.17%          1.17%(c)
 Net investment income ......................           5.10%          4.86%(c)
Portfolio turnover rate .....................          16.63%            9.90%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(b)      Based on average shares outstanding.
(c)      Annualized.
(d)      For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                                    CLASS C
                                                                               YEAR ENDED APRIL 30,
                                                                               --------------------
                                                         2000             1999              1998              1997           1996(e)
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $     12.31       $     12.24       $     11.90       $     11.82      $   11.73
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) .....................           .59               .60               .63               .66            .68
 Net realized and unrealized gains (losses) .            (.89)              .07               .33               .06            .09
                                                  ---------------------------------------------------------------------------------
Total from investment operations ............            (.30)              .67               .96               .72            .77
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.59)             (.60)             (.62)             (.64)          (.68)
 Net realized gains .........................            (.01)             --                --                --             --
                                                  ---------------------------------------------------------------------------------
Total distributions .........................            (.60)             (.60)             (.62)             (.64)          (.68)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of year ................     $     11.41       $     12.31       $     12.24       $     11.90      $   11.82
                                                  =================================================================================
Total return(a) ...............................         (2.43%)            5.58%             8.22%             6.28%          6.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   200,120       $   212,474       $   135,195       $    71,944      $  34,110
Ratios to average net assets:
 Expenses ...................................            1.17%             1.17%             1.17%             1.16%          1.15%
 Net investment income ......................            5.07%             4.83%             5.12%             5.42%          5.68%
Portfolio turnover rate .....................           16.63%             9.90%            14.54%            16.43%         25.10%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Based on average shares outstanding effective year ended April 30, 1999.
(e) The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.062 per share. The net asset value per share at the beginning of the year includes this dividend.


                       See notes to financial statements

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
BONDS 95.6%
ALABAMA 1.4%
Alabama HFA, SFMR, Series D-2, GNMA Secured, FNMA Insured, 5.75%, 10/01/23 ......   $  3,955,000   $  3,755,114
Alabama Water Pollution Control Authority Revolving Fund Loan, Series B,
 Pre-Refunded, 7.75%, 8/15/12 ...................................................      5,690,000      5,781,154
Anniston Regional Medical Center Board, Series A, AMBAC Insured, 5.125%, 6/01/28       7,000,000      6,175,400
Courtland IDB,
   PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 .........      5,000,000      4,767,950
   Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
    6.00%, 8/01/29 ..............................................................     12,000,000     10,802,400
Courtland IDBR,
   Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ...........     12,000,000     12,508,200
   Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
    Series A, 6.70%, 11/01/29 ...................................................      4,000,000      4,006,320
Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
 5.45%, 9/01/14 .................................................................      1,445,000      1,316,713
Jefferson County Sewer Revenue,
   Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 ............      9,700,000      8,698,184
   Wts., Refunding, Series A, FGIC Insured, 5.625%, 2/01/22 .....................      4,000,000      3,809,400
   Wts., Series D, FGIC Insured, 5.75%, 2/01/27 .................................     19,715,000     19,162,783
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding,
 Series C, 5.375%, 6/01/28 ......................................................      5,000,000      4,245,050
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital
 and Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ...........................      5,385,000      5,384,462
                                                                                                   ------------
                                                                                                     90,413,130
                                                                                                   ------------
ALASKA 1.2%
Alaska Industrial Development and Export Authority, Revolving Fund, Series A,
 7.95%, 4/01/10 .................................................................      1,775,000      1,827,593
Alaska State HFC,
   Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ....................      2,120,000      2,162,824
   Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ...........................      3,080,000      3,115,143
   Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ..........................     11,600,000     11,115,816
   Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ...........................     29,000,000     28,494,820
   Series A, Pre-Refunded, 6.60%, 12/01/23 ......................................      8,000,000      8,416,640
   Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 .....................     16,265,000     16,661,703
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding,
   6.50%, 12/01/02 ..............................................................      2,300,000      2,341,170
   6.75%, 12/01/08 ..............................................................      3,500,000      3,655,015
                                                                                                   ------------
                                                                                                     77,790,724
                                                                                                   ------------
ARIZONA 1.0%
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ........................      3,340,000      2,602,662
Maricopa County IDA,
   Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
    Series A, 5.00%, 7/01/16 ....................................................     23,000,000     18,210,710
   Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .............     20,000,000     17,396,600
Mesa IDAR, Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 ......     22,500,000     22,005,000
Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, FSA
 Insured, 5.00%, 7/01/25 ........................................................      7,000,000      6,158,040
                                                                                                   ------------
                                                                                                     66,373,012
                                                                                                   ------------
ARKANSAS 1.7%
Arkansas GO, Waste Disposal and Pollution, Refunding, Series B, 6.25%, 7/01/20 ..        130,000        131,422
Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured,
 FNMA Insured, 5.80%, 1/01/23 ...................................................        445,000        425,527

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ARKANSAS (CONT.)
Arkansas State Development Finance Authority Revenue, White River Medical Center
 Project,
   5.55%, 6/01/19 ...............................................................   $  1,000,000   $    830,160
   5.60%, 6/01/24 ...............................................................      1,200,000        983,964
Arkansas State Development Finance Authority SFMR, MBS Program,
   Series B, 6.10%, 1/01/29 .....................................................        915,000        895,520
   Series D, 6.85%, 1/01/27 .....................................................         95,000         97,964
   Series D-A, 5.375%, 7/01/30 ..................................................        560,000        490,874
Arkansas State Development Finance Authority Wastewater System Revenue, Revolving
   Loan Fund, Series A, .85%, 12/01/19 ..........................................      1,000,000      1,005,240
Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
   6.25%, 6/01/10 ...............................................................        500,000        513,415
   5.60%, 6/01/14 ...............................................................        325,000        314,239
Arkansas State Water Resources Development, Series B, 5.75%, 7/01/25 ............        300,000        297,999
Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp. .....
 Project, 6.375%, 1/01/23 .......................................................        100,000        101,657
Camden Environmental Improvement Revenue, International Paper Co. Project,
 Series A, 7.625%, 11/01/18 .....................................................        250,000        267,385
Conway Public Facilities Board, Capital Improvement Revenue, Hendrix College
 Project, 6.00%, 10/01/26 .......................................................        500,000        500,230
Conway Sales and Use Tax Revenue, Capital Improvement, Series A, FSA Insured,
 5.35%, 12/01/17 ................................................................      1,970,000      1,921,715
Desha County Residential Housing Facilities Board SFMR, Refunding, 7.50%, 4/01/11      1,525,000      1,556,751
Fort Smith Water and Sewer Revenue, Refunding and Construction, MBIA Insured,
 6.00%, 10/01/12 ................................................................        130,000        135,402
Fouke School District No. 15 GO, Refunding and Construction, MBIA Insured,
 Pre-Refunded, 6.60%, 4/01/19 ...................................................        130,000        137,346
Greenland School District No. 95, Washington County, Refunding and Construction,
 MBIA Insured, 6.50%, 5/01/13 ...................................................        115,000        116,241
Gurdon PCR, International Paper Co. Project, Refunding, Series A, 5.375%, 3/01/20      2,160,000      1,898,532
Jefferson County PCR,
   Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ..............      1,865,000      1,843,105
   Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ....................      7,900,000      7,040,401
Jonesboro City Water and Light Plant Public Utilities System Revenue, Refunding,
 AMBAC Insured, 5.25%, 12/01/13 .................................................        200,000        198,650
Jonesboro Residential Housing and Health Care Facilities Board Hospital Revenue,
 St. Bernard's Regional Medical Center, Refunding, Series B, AMBAC Insured,
 5.90%, 7/01/16 .................................................................        450,000        455,477
Little River County Revenue, Georgia-Pacific Corp. Project, Refunding, 5.60%,
 10/01/26 .......................................................................     16,000,000     13,989,760
Little Rock GO, Capital Improvement, Refunding, 6.30%, 2/01/09 ..................        140,000        140,388
Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 .        130,000        131,858
Little Rock School District GO, Refunding, 6.25%, 12/01/07 ......................        120,000        120,055
Little Rock Waste Disposal Revenue, 5.80%, 5/01/16 ..............................        440,000        441,888
North Little Rock Health Facilities Board Health Care Revenue, Baptist Health
 Facility, Series A, MBIA Insured, 6.50%, 12/01/21 ..............................        800,000        764,000
Paragould Hospital Revenue, 6.375%, 10/01/17 ....................................        400,000        374,220
Pine Bluff Environmental Improvement Revenue, International Paper Co. Project,
 Series B, 5.55%, 11/01/22 ......................................................        500,000        436,160
Pope County PCR,
   Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 .............     60,500,000     60,155,755
   Power and Light Co. Project, Refunding, 6.30%, 12/01/16 ......................      2,600,000      2,611,544
Pulaski County Health Facilities Board Revenue,
   Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .......................      1,500,000      1,232,490
   Nazareth Sisters of Charity, St. Vincent's Infirmary, Refunding, MBIA Insured,
    ETM, 6.05%, 11/01/09 ........................................................        125,000        132,883

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ARKANSAS (CONT.)
Pulaski County Public Facilities Board,
   College Projects, Refunding, Series A, GNMA Secured, 5.55%, 6/20/27 ..........   $  1,300,000   $  1,189,097
   Refunding, Series A, GNMA Secured, 5.45%, 12/20/18 ...........................      1,000,000        944,110
Pulaski County Public Facilities Board MFR, South Oaks Apartments, Refunding,
 Series A, GNMA Secured, 6.50%, 10/20/29 ........................................        600,000        610,722
Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 ...        700,000        705,705
Saline County Retirement Housing and Healthcare Facilities Board Revenue,
 Refunding, AMBAC Insured, 5.80%, 6/01/11 .......................................        195,000        199,758
Sebastian County Community Junior College District GO, Refunding and Improvement,
 AMBAC Insured, 5.60%, 4/01/17 ..................................................        600,000        590,316
University of Central Arkansas Academic Facilities Revenue,
   Series B, AMBAC Insured, 5.875%, 4/01/16 .....................................        250,000        254,173
   Series C, AMBAC Insured, 6.00%, 4/01/21 ......................................      1,000,000      1,011,850
University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC
 Insured,
   6.00%, 4/01/21 ...............................................................      1,000,000      1,011,850
   6.125%, 4/01/26 ..............................................................      1,200,000      1,218,312
University of Central Arkansas Housing System Revenue, Refunding, Series A,
 AMBAC Insured, 6.00%, 4/01/21 ..................................................      1,000,000      1,011,850
University of Southern Arkansas Revenues, Student Fees, MBIA Insured, 6.00%,
 10/01/13 .......................................................................        125,000        125,308
                                                                                                   ------------
                                                                                                    111,563,268
                                                                                                   ------------
CALIFORNIA 4.2%
Alhambra COP, Clubhouse Facility Project, 11.25%,
   1/01/08 ......................................................................        410,000        416,564
   1/01/09 ......................................................................        455,000        462,216
   1/01/10 ......................................................................        500,000        507,870
Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 ...............      5,160,000      5,166,863
California Educational Facilities Authority Revenue,
   National University, Connie Lee Insured, 6.00%, 5/01/09 ......................      3,580,000      3,774,824
   Pooled College and University Projects, Series B, 6.00%, 12/01/20 ............      6,025,000      5,678,924
California Health Facilities Financing Authority Revenue, St. Francis Medical
 Center, Refunding, Series H,
AMBAC Insured, 6.30%, 10/01/15 ..................................................      2,800,000      2,952,068
California State GO,
   5.90%, 5/01/08 ...............................................................        235,000        248,184
   6.00%, 5/01/18 ...............................................................        535,000        543,325
   5.90%, 4/01/23 ...............................................................      1,200,000      1,203,972
   FGIC Insured 6.00%, 5/01/20 ..................................................        850,000        859,784
   Veterans Bonds, Series BC, 6.00%, 2/01/10 ....................................      1,000,000      1,003,070
   Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ........................      7,840,000      7,854,661
California State Public Works Board Lease Revenue, University of California,
 Various Projects, Series A, Pre-Refunded, 6.375%,
   10/01/14 .....................................................................      4,000,000      4,309,160
   10/01/19 .....................................................................      2,000,000      2,154,580
California Statewide CDA Revenue, COP, Sutter Health Obligated Group, MBIA
 Insured, 6.00%, 8/15/25 ........................................................     14,750,000     14,800,150
Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ..........................      8,240,000      8,435,865
Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%,
 7/01/10 ........................................................................      1,000,000      1,104,600

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
Foothill/Eastern Corridor Agency Toll Road Revenue,
   Refunding, MBIA Insured, 5.75%, 1/15/40 ......................................   $ 20,000,000   $ 18,427,800
   Senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ..........................     59,240,000     64,566,861
Forty-Niner Shops Inc. Auxiliary Organization, California State Long Beach
 Project, Pre-Refunded, 6.875%,
   4/01/07 ......................................................................      1,090,000      1,153,351
   4/01/12 ......................................................................      1,565,000      1,655,958
Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%,
 1/01/27 ........................................................................      3,180,000      3,278,548
Los Angeles Department of Water and Power Electric Plant Revenue, Refunding,
 MBIA Insured, 6.00%, 2/01/28 ...................................................      3,000,000      3,032,730
Los Angeles Regional Airports Improvement Corp. Lease Revenue,
   Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ......     18,500,000     17,562,420
   United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ..........      8,400,000      8,724,744
Metropolitan Water District Revenue, Southern California Waterworks, Series A,
 5.00%, 7/01/26 .................................................................     26,420,000     22,870,473
Pomona PFA, Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 ....................      4,000,000      4,014,320
San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
 FSA Insured, 6.75%, 7/01/24 ....................................................      7,075,000      7,599,753
San Francisco City and County Redevelopment Financing Authority Tax Allocation
 Revenue, Redevelopment Projects,
Pre-Refunded, 6.50%, 8/01/22 ....................................................     12,680,000     13,772,889
San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%,
 10/01/20 .......................................................................     10,380,000     10,441,346
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
   5.00%, 1/01/33 ...............................................................      5,000,000      4,092,100
   Pre-Refunded, 7.00%, 1/01/30 .................................................     16,785,000     18,030,951
University of California Revenues, Research Facilities, Series B, Pre-Refunded,
 6.55%, 9/01/24 .................................................................     11,780,000     12,641,236
Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ...................      2,405,000      2,472,532
                                                                                                   ------------
                                                                                                    275,814,692
                                                                                                   ------------
COLORADO 4.8%
Colorado Health Facilities Authority Revenue,
   Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .......................      3,035,000      2,497,410
   Kaiser Permanente, Series A, 5.35%, 11/01/16 .................................     13,250,000     11,945,803
   Kaiser Permanente, Series B, 5.35%, 8/01/15 ..................................     20,200,000     18,427,248
Colorado HFA, GO, Series A, 7.50%, 5/01/29 ......................................      1,205,000      1,205,000
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior
 Series A, MBIA Insured, 5.00%, 9/01/21 .........................................     12,715,000     11,172,798
Denver City and County Airport Revenue,
   Series A, 8.875%, 11/15/12 ...................................................     12,130,000     12,989,653
   Series A, 7.50%, 11/15/23 ....................................................     13,590,000     14,451,334
   Series A, 8.50%, 11/15/23 ....................................................     72,960,000     75,509,952
   Series A, 8.00%, 11/15/25 ....................................................      1,480,000      1,533,872
   Series A, 8.00%, 11/15/25 ....................................................     20,305,000     20,963,085
   Series A, Pre-Refunded, 7.50%, 11/15/12 ......................................     11,200,000     12,100,480
   Series A, Pre-Refunded, 8.875%, 11/15/12 .....................................      4,515,000      4,869,111
   Series A, Pre-Refunded, 7.50%, 11/15/23 ......................................      2,930,000      3,252,945
   Series A, Pre-Refunded, 8.50%, 11/15/23 ......................................      6,985,000      7,268,731
   Series A, Pre-Refunded, 7.25%, 11/15/25 ......................................     16,465,000     17,691,807
   Series A, Pre-Refunded, 7.25%, 11/15/25 ......................................      8,060,000      8,660,551
   Series A, Pre-Refunded, 8.00%, 11/15/25 ......................................      2,020,000      2,096,800
   Series A, Pre-Refunded, 8.00%, 11/15/25 ......................................        520,000        544,461

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
COLORADO (CONT.)
Denver City and County Airport Revenue, (cont.)
   Series B, 7.25%, 11/15/23 ....................................................   $  2,120,000   $  2,194,921
   Series B, Pre-Refunded, 7.25%, 11/15/23 ......................................        530,000        567,519
   Series D, 7.75%, 11/15/21 ....................................................      8,950,000      9,420,233
   Series D, 7.00%, 11/15/25 ....................................................      7,835,000      7,886,476
   Series D, Pre-Refunded, 7.75%, 11/15/21 ......................................      2,510,000      2,665,595
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. .
 Project, Series A, 6.875%, 10/01/32 ............................................     47,980,000     47,211,360
Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 .     11,400,000     11,092,884
University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured,
 5.00%, 11/15/29 ................................................................     11,000,000      9,341,750
                                                                                                   ------------
                                                                                                    317,561,779
                                                                                                   ------------
CONNECTICUT
Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
 5.80%, 8/20/39 .................................................................      2,870,000      2,697,341
                                                                                                   ------------
DELAWARE .1%
Delaware State EDA Revenue, Water Development, Wilmington, Refunding, Series B,
 6.45%, 12/01/07 ................................................................      1,160,000      1,236,351
Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 ......      2,000,000      2,098,100
                                                                                                   ------------
                                                                                                      3,334,451
                                                                                                   ------------
FLORIDA 2.2%
Bay County Resource Recovery Revenue,
   Series A, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 .........................      2,100,000      2,212,854
   Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 .........................     11,020,000     11,612,215
Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North
 Project, Series 1984, 7.95%, 12/01/08 ..........................................     36,700,000     37,870,363
Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured, 6.00%,
 9/01/26 ........................................................................        695,000        701,269
Escambia County Health Facilities Authority Revenue, Ascension Health Credit,
 Refunding, Series A-2, AMBAC Insured, 5.75%, 11/15/29 ..........................     14,000,000     13,555,640
Florida State Board of Education Capital Outlay,
   Public Education, Refunding, Series 1992, 6.40%, 6/01/19 .....................     22,475,000     23,133,518
   Public Education, Refunding, Series D, 5.75%, 6/01/22 ........................     10,000,000      9,900,800
   Public Education, Refunding, Series D, 6.00%, 6/01/23 ........................     17,500,000     17,986,325
Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%,
 3/01/21 ........................................................................      6,500,000      6,872,710
Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/23 ......      5,100,000      5,145,084
St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
   10/01/00 .....................................................................        840,000        846,367
   10/01/01 .....................................................................        890,000        909,438
   10/01/02 .....................................................................        940,000        971,095
   10/01/03 .....................................................................      1,005,000      1,046,808
   10/01/04 .....................................................................      1,065,000      1,118,410
   10/01/05 .....................................................................      1,130,000      1,194,625
   10/01/06 .....................................................................      1,200,000      1,280,124
   10/01/07 .....................................................................      1,275,000      1,362,440
   10/01/08 .....................................................................      1,355,000      1,444,606
   10/01/12 .....................................................................      6,300,000      6,667,164
                                                                                                   ------------
                                                                                                    145,831,855
                                                                                                   ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
GEORGIA 1.3%
Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%,
 1/01/26 ........................................................................   $ 13,750,000   $ 13,008,875
Burke County Development Authority PCR,
   Georgia Power Co. Plant Vogtle, 1st Series, 5.40%, 5/01/34 ...................     17,705,000     15,462,485
   Georgia Power Co. Plant Vogtle, 7th Series, MBIA Insured, 6.625%, 10/01/24 ...      8,025,000      8,196,575
   Georgia Power Co. Plant Vogtle, Refunding, 2nd Series, AMBAC Insured, 5.25%,
    5/01/34 .....................................................................     14,000,000     12,326,160
Fulton County Development Authority Special Facilities Revenue, Delta Airlines
 Inc. Project, Refunding,
   6.85%, 11/01/07 ..............................................................      3,400,000      3,504,278
   6.95%, 11/01/12 ..............................................................      5,500,000      5,694,425
Georgia Municipal Electric Authority Power Revenue,
   Series B, 6.375%, 1/01/16 ....................................................     14,000,000     14,317,520
   Series EE, 6.40%, 1/01/23 ....................................................      6,325,000      6,456,434
Georgia State HFAR, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23       2,960,000      3,041,874
Monroe County Development Authority PCR, Georgia Power Co., AMBAC Insured, 6.25%,
 7/01/19 ........................................................................      4,300,000      4,363,683
                                                                                                   ------------
                                                                                                     86,372,309
                                                                                                   ------------
HAWAII 1.8%
Hawaii State Airports System Revenue,
   FGIC Insured, 7.00%, 7/01/20 .................................................      1,000,000      1,035,900
   Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ..................        300,000        306,834
   Second Series, 7.00%, 7/01/07 ................................................     12,000,000     12,481,920
   Second Series, 6.90%, 7/01/12 ................................................        500,000        552,070
   Second Series 1990, FGIC Insured, 7.50%, 7/01/20 .............................         60,000         61,378
   Second Series 1991, 7.00%, 7/01/18 ...........................................      4,350,000      4,497,683
   Second Series 1991, MBIA Insured, 6.75%, 7/01/21 .............................        200,000        205,802
   Second Series 1992, MBIA Insured, 6.90%, 7/01/12 .............................        400,000        445,380
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
   Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ........      3,425,000      3,491,000
   Hawaiian Electric Co., Series A, MBIA Insured, 6.60%, 1/01/25 ................      1,950,000      2,020,376
   Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21 .......................      1,000,000        969,360
   Kapiolani Health Care System, Refunding, 6.40%, 7/01/13 ......................        600,000        603,852
   Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 ......................      2,725,000      2,537,193
   St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ..........      1,100,000      1,126,774
   Wahiawa General Hospital Project, 7.50%, 7/01/12 .............................        945,000        920,676
Hawaii State Department of Budget and Finance Special Purpose Revenue,
   6.00%, 7/01/11 ...............................................................      1,000,000        979,240
   6.20%, 7/01/16 ...............................................................      2,000,000      1,940,300
   Hawaiian Electric Co. Project, Series A, MBIA Insured, 5.65%, 10/01/27 .......     20,000,000     18,858,200
   Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ......        500,000        484,625
   Kaiser Permanente, Series A, 5.15%, 3/01/15 ..................................      4,000,000      3,560,960
   Kapiolani Health Obligation, 6.25%, 7/01/21 ..................................      7,350,000      6,920,025
   Queens Health System, Refunding, Series A, 6.05%, 7/01/16 ....................      1,000,000        975,770
   Queens Health System, Refunding, Series A, 6.00%, 7/01/20 ....................        120,000        115,117
   Queens Health System, Refunding, Series A, 5.75%, 7/01/26 ....................      7,000,000      6,383,930
   Queens Health System, Series B, MBIA Insured, 5.00%, 7/01/28 .................      2,680,000      2,279,394
   Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ............................        600,000        506,352

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
HAWAII (CONT.)
Hawaii State Department of Budget and Finance Special Purpose Revenue, (cont.),,,
   Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ............................   $  2,040,000   $  1,640,038
   Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ............................      2,410,000      1,902,719
Hawaii State Department of Transportation Special Facilities Revenue, Matson
 Terminals Inc., Refunding, 5.75%, 3/01/13 ......................................         75,000         71,614
Hawaii State GO,
   Series BW, 6.375%, 3/01/11 ...................................................        100,000        107,227
   Series CA, 6.00%, 1/01/09 ....................................................        100,000        104,803
   Series CT, FSA Insured, 5.875%, 9/01/19 ......................................      5,000,000      5,018,000
Hawaii State Harbor Capital Improvement Revenue,
   Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 .........................      1,000,000      1,021,380
   Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ........................        500,000        507,435
   Series 1990, MBIA Insured, 7.25%, 7/01/10 ....................................         70,000         71,672
   Series 1990, MBIA Insured, 7.00%, 7/01/17 ....................................         80,000         81,776
   Series 1992, FGIC Insured, 6.50%, 7/01/19 ....................................        200,000        203,908
Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental
 Housing Program, Series A,
   6.00%, 7/01/15 ...............................................................      1,000,000      1,005,680
   6.05%, 7/01/22 ...............................................................        750,000        749,925
   6.10%, 7/01/30 ...............................................................        235,000        231,788
Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
   Series A, 7.10%, 7/01/24 .....................................................      3,815,000      3,919,455
   Series A, 6.00%, 7/01/26 .....................................................        255,000        248,092
   Series A, FNMA Insured, 5.75%, 7/01/30 .......................................      2,500,000      2,327,825
   Series B, 7.00%, 7/01/31 .....................................................      8,055,000      8,323,876
Hawaii State SFMR, HFC,
   Series A, 7.00%, 7/01/11 .....................................................        230,000        237,677
   Series B, 6.90%, 7/01/16 .....................................................        245,000        252,992
Honolulu City and County GO,
   Refunding, Series 1992, 6.00%, 12/01/14 ......................................        150,000        155,160
   Series C, FGIC Insured, 5.00%, 7/01/20 .......................................      6,250,000      5,453,563
Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 .      1,205,000      1,234,860
Honolulu City and County Wastewater System Revenue, 2nd Bond Resolution, Junior
 Series, FGIC Insured, 5.00%, 7/01/23 ...........................................     10,000,000      8,649,300
Honolulu City and County Water Supply Board Water System Revenue, 5.80%, 7/01/21       1,785,000      1,765,544
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .............        220,000        230,109
Maui County GO,
   6.05%, 9/01/07 ...............................................................         30,000         30,437
   6.10%, 9/01/08 ...............................................................        170,000        172,433
   Series C, FGIC Insured, 5.20%, 3/01/17 .......................................        575,000        533,451
                                                                                                   ------------
                                                                                                    120,512,850
                                                                                                   ------------
IDAHO .6%
Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 .............      1,935,000      1,981,092
Idaho Housing Agency SFMR, Senior Bond, Series B-1, FGIC Insured,
   7.85%, 7/01/09 ...............................................................        405,000        409,479
   7.90%, 1/01/21 ...............................................................        625,000        632,181

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
IDAHO (CONT.)
Power County Industrial Development Corp. Solid Waste Disposal Revenue, FMC Corp.
 Project, 6.45%, 8/01/32 ........................................................   $ 33,750,000   $ 32,209,313
Power County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/14 ................      2,200,000      2,012,956
                                                                                                   ------------
                                                                                                     37,245,021
                                                                                                   ------------
ILLINOIS 6.6%
Bryant PCR, Central Illinois Light Co. Project, Refunding,
   Series A, 6.50%, 2/01/18 .....................................................      7,200,000      7,218,000
   Series C, 6.50%, 1/01/10 .....................................................      5,000,000      5,127,250
Chicago Board of Education GO, Chicago School Reform, MBIA Insured, 6.00%,
 12/01/16 .......................................................................      9,700,000      9,888,180
Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ......................................     18,600,000     20,741,232
Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A, 6.10%,
 6/01/25 ........................................................................     12,000,000     12,040,200
Chicago GO,
   FGIC Insured, 5.25%, 1/01/27 .................................................      5,690,000      5,125,324
   Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23 ........      8,955,000      8,853,629
Chicago O'Hare International Airport Special Facilities Revenue,
   American Airlines Inc. Project, 8.20%, 12/01/24 ..............................     11,720,000     12,739,992
   United Airlines Inc. Project, 8.45%, 5/01/07 .................................      4,300,000      4,418,551
   United Airlines Inc. Project, 8.50%, 5/01/18 .................................     12,305,000     12,689,162
Chicago SFMR, Collateralized, Series A, GNMA Secured, FNMA Insured, 7.25%,
 9/01/28 ........................................................................      3,020,000      3,183,201
Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 ...     10,000,000     10,176,500
Cook County Tinley Park School District No.140, Refunding, Series A, AMBAC
 Insured, 6.00%, 12/01/15 .......................................................      8,750,000      8,943,550
Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
   Sunbelt Obligation, 5.65%, 11/15/24 ..........................................      6,030,000      4,953,524
   Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 .................     20,000,000     15,764,200
   Sisters of St. Francis Health Services, Refunding, MBIA Insured, 5.375%,
    11/01/27 ....................................................................      5,000,000      4,453,900
Illinois Development Finance Authority PCR,
   Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ....     15,200,000     15,368,416
   Commonwealth Edison Co. Project, Refunding, Series 1991, 7.25%, 6/01/11 ......      7,500,000      7,768,575
   Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 .............     26,550,000     28,418,324
Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA
 Insured, 5.50%, 5/15/21 ........................................................     13,240,000     12,138,564
Illinois HDA,
   MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 ..................     20,000,000     21,222,800
   MF Program, Refunding, Series A, 7.10%, 7/01/26 ..............................     12,915,000     13,472,928
   MF Program, Series 1, 6.625%, 9/01/12 ........................................     12,000,000     12,293,880
   MF Program, Series 1, 6.75%, 9/01/21 .........................................      7,550,000      7,707,493
   MF Program, Series C, 7.35%, 7/01/11 .........................................      2,265,000      2,335,419
   RMR, Series B, 7.25%, 8/01/17 ................................................      7,065,000      7,281,118
Illinois HDA Revenue, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ............      3,575,000      3,737,055
Illinois Health Facilities Authority Revenue,
   Children's Memorial Hospital, Series A, AMBAC Insured, 5.75%, 8/15/25 ........     14,120,000     13,364,156
   Edwards Hospital Project, Pre-Refunded, 7.00%, 2/15/22 .......................      2,000,000      2,109,500
   Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
    7/01/18 .....................................................................      7,090,000      6,805,266
   Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18      2,105,000      2,087,108
   Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ...........      2,885,000      2,549,648
   Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
    11/15/28 ....................................................................      7,500,000      6,371,700
   South Suburban Hospital, ETM, 7.00%, 2/15/18 .................................      4,200,000      4,733,988

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ILLINOIS (CONT.)
Illinois Health Facilities Authority Revenue, (cont.)
   South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 ........................   $  2,800,000   $  2,953,300
   Victory Health Services, Series A, 5.75%, 8/15/27 ............................      8,015,000      6,703,906
Illinois State COP, Department Of Central Management, FSA Insured, Pre-Refunded,
 6.875%, 7/01/07 ................................................................      2,600,000      2,756,754
Illinois State Dedicated Tax Revenue, Civic Center, Series A, AMBAC Insured,
   6.00%, 12/15/15 ..............................................................      2,105,000      2,110,894
   Pre-Refunded, 6.00%, 12/15/15 ................................................        845,000        853,602
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
 McCormick Place Expansion Project,
   Refunding, Series A, FGIC Insured, 5.25%, 12/15/28 ...........................     37,000,000     32,765,350
   Series A, 6.50%, 6/15/22 .....................................................          5,000          5,150
   Series A, 6.50%, 6/15/27 .....................................................        555,000        570,218
   Series A, FGIC Insured, 6.50%, 6/15/07 .......................................          5,000          5,323
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
 McCormick Place Convention Center,
   5.75%, 7/01/06 ...............................................................      1,645,000      1,686,816
   6.25%, 7/01/17 ...............................................................      9,500,000     10,194,260
   7.00%, 7/01/26 ...............................................................     12,000,000     13,607,280
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ...      4,350,000      4,500,336
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 6.125%,
 6/01/22 ........................................................................      3,970,000      4,073,458
Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc.
 Project,
   6.20%, 2/01/05 ...............................................................      1,825,000      1,850,933
   6.625%, 2/01/10 ..............................................................      3,050,000      3,101,179
Southwestern Illinois Development Authority Private Activity Revenue, Progressive
 Recovery Glenmark, 8.50%, 8/01/10 ..............................................      2,545,000      2,612,519
Southwestern Illinois Development Authority Revenue, Anderson Hospital Project,
 Series A, Pre-Refunded, 7.00%, 8/15/22 .........................................      6,200,000      6,596,738
Southwestern Illinois Development Authority Solid Waste Disposal Revenue, LaCede
 Steel Co. Project,
   8.375%, 8/01/08 ..............................................................      4,360,000      4,463,463
   8.50%, 8/01/20 ...............................................................      5,390,000      5,515,318
Upper River Valley Development Authority Environmental Facilities Revenue,
 General Electric Co. Project, 5.45%, 2/01/23 ...................................      3,600,000      3,281,688
Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%,
 2/01/27 ........................................................................      7,130,000      6,863,195
                                                                                                   ------------
                                                                                                    433,154,013
                                                                                                   ------------
INDIANA 1.8%
Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 .................................         50,000         50,186
Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 ...................      1,000,000      1,027,490
Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue, MBIA
 Insured, 5.25%, 1/01/18 ........................................................      1,090,000      1,009,177
Cloverdale Multi-School Building Corp. First Mortgage, MBIA Insured, 5.35%,
 1/15/23 ........................................................................      1,200,000      1,103,532
East Chicago Industrial Solid Waste Disposal Revenue, US Gypsum Corp. Project,
 5.50%, 9/01/28 .................................................................      5,250,000      4,366,530
Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded, 6.00%,
 1/15/21 ........................................................................      1,000,000      1,051,730
Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc.
 Project, 7.35%, 7/01/12 ........................................................      1,750,000      1,776,565
Elwood Middle School Building Corp. First Mortgage, Refunding, 7.30%, 1/01/08 ...        500,000        517,050
Hammond Industrial Sewer and Solid Waste Disposal Revenue, American
 Maize-Products Co., Project A, 8.00%, 12/01/24 .................................     20,000,000     21,476,600
Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A, 6.20%,
 7/10/15 ........................................................................      1,500,000      1,528,470
Indiana Bond Bank Special Program, Series B, 6.20%, 2/01/23 .....................      3,500,000      3,331,930

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)



                                                                                      PRINCIPAL
                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
INDIANA (CONT.)
Indiana Health Facility Financing Authority Hospital Revenue,
   Hancock Memorial Hospital Health Services, 6.125%, 8/15/17 ...................   $  2,000,000   $  1,818,160
   Hancock Memorial Hospital Project, Series 1990, Pre-Refunded, 8.30%, 8/15/20 .      3,455,000      3,559,687
   Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 .......      1,835,000      1,947,687
   Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ..........      1,200,000        924,960
   Methodist Hospital Inc., 6.75%, 9/15/09 ......................................      1,280,000      1,326,195
   Sisters of St. Francis Health, Series A, MBIA Insured, 5.00%, 11/01/29 .......      1,000,000        834,260
   St. Anthony's Medical Center/Home Inc., Series A, 7.00%, 10/01/17 ............      1,000,000      1,056,230
Indiana Health Facility Financing Authority Revenue, Greenwood Village South
 Project, Refunding, 5.625%, 5/15/28 ............................................      1,750,000      1,348,078
Indiana State Development Financing Authority Environmental Revenue, 6.25%,
 7/15/30 ........................................................................      2,000,000      1,876,440
Indiana State Educational Facilities Authority Revenue,
   DePauw University Project, Refunding, 5.30%, 7/01/16 .........................        600,000        558,732
   Manchester College Project, 6.85%, 10/01/18 ..................................      3,240,000      3,277,681
   Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 .......................      2,015,000      1,754,138
Indiana State HFA, SFMR,
   GNMA Secured, FNMA Insured, 6.10%, 7/01/22 ...................................        900,000        892,350
   Refunding, Series A, 6.75%, 1/01/10 ..........................................      2,940,000      3,058,600
   Refunding, Series A, 6.80%, 1/01/17 ..........................................     12,835,000     13,306,943
   Series F-2, GNMA Secured, 7.75%, 7/01/22 .....................................        250,000        256,848
Indiana State Office Building Commission Correctional Facilities Program Revenue,
 Pre-Refunded, 6.375%, 7/01/16 ..................................................      1,000,000      1,043,260
Indianapolis Airport Authority, Indianapolis International Airport Revenue,
 6.50%, 11/15/31 ................................................................      1,460,000      1,385,277

Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 ............     15,375,000     16,010,141
Jasper County EDR, Georgia-Pacific Corp. Project,
   5.625%, 12/01/27 .............................................................      3,500,000      3,047,310
   Refunding, 6.70%, 4/01/29 ....................................................      3,000,000      2,977,020
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
 7.10%, 7/01/17 .................................................................        500,000        521,215
Lake Central Industrial Multi-School Building Corp. First Mortgage, Refunding,
 MBIA Insured, 6.50%, 1/15/14 ...................................................      2,100,000      2,206,386
Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG
 Insured, 8.00%, 1/01/14 ........................................................         95,000         96,454
Marion County Convention and Recreational Facilities Authority Excise Tax
 Revenue, Lease Rental, Series A, AMBAC Insured, 7.00%, 6/01/21 .................        250,000        259,803
Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured, 6.60%,
 12/01/17 .......................................................................      4,000,000      4,248,320
New Albany Floyd County School Building Corp. Revenue, First Mortgage, MBIA
 Insured, 5.375%, 1/15/18 .......................................................      1,500,000      1,422,075
New Prairie Unified School Building Corp. Revenue, First Mortgage, Refunding,
 FSA Insured, 5.80%, 7/05/11 ....................................................      1,520,000      1,559,262
Penn-Harris-Madison Multi-School Building Corp. First Mortgage, FSA Insured,
 Pre-Refunded, 5.90%, 7/15/14 ...................................................      1,000,000      1,055,010
Princeton PCR, Public Service Co. of Indiana Project, Refunding, Series C, MBIA
 Insured, 7.375%, 3/15/12 .......................................................        250,000        257,368
Rochester Community Multi-School Building Corp. Revenue, First Mortgage, AMBAC
 Insured, 5.20%, 1/15/18 ........................................................      1,000,000        921,780
Steuben County Metropolitan School District COP, 6.90%, 1/01/08 .................        500,000        509,780
Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19        750,000        774,068
Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%,
 5/01/09 ........................................................................      6,000,000      5,889,660
                                                                                                   ------------
                                                                                                    119,220,438
                                                                                                   ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KANSAS .1%
 Kansas State Development Finance Authority Hospital Revenue,
   Susan B. Allen Memorial Hospital, Series Z, Asset Guaranteed,
   5.25%, 12/15/23 .....................................................................          $  2,500,000          $  2,192,325
 Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
   5.70%, 11/15/18 .....................................................................             1,875,000             1,541,531
   5.75%, 11/15/24 .....................................................................             1,500,000             1,201,785
                                                                                                                        ------------
                                                                                                                           4,935,641
                                                                                                                        ------------
 KENTUCKY 2.0%
 Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ......................             3,900,000             4,013,841
 Henderson County Solid Waste Disposal Revenue,
   MacMillan Bloedel Project, 7.00%, 3/01/25 ...........................................            10,000,000            10,226,800
 Jefferson County MFHR, Watterson Park Apartments Project,
   Series A, 6.35%, 11/15/11 ...........................................................             4,850,000             4,947,049
 Kenton County Airport Board Revenue, Special Facilities,
   Delta Airlines Inc. Project,
    Series A, 7.80%, 12/01/15 ..........................................................            20,000,000            20,437,200
    Series A, 7.50%, 2/01/20 ...........................................................            10,000,000            10,279,500
    Series A, 7.125%, 2/01/21 ..........................................................             9,330,000             9,439,628
    Series B, 7.25%, 2/01/22 ...........................................................             3,350,000             3,401,892
 Kentucky Development Finance Authority Hospital Revenue,
  Claire Medical Center Project, Pre-Refunded,  7.125%, 9/01/21 ........................               700,000               734,888
 Kentucky Economic Development Finance Authority Hospital System Revenue,
  Appalachian Regional Health Center Facility, Refunding and Improvement,
    5.80%, 10/01/12 ....................................................................             1,000,000               745,350
    5.85%, 10/01/17 ....................................................................             5,615,000             3,885,748
 Kentucky HFC Revenue, Series B, 6.625%, 7/01/14 .......................................             4,910,000             5,022,832
 Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
    6.10%, 3/01/08 .....................................................................            20,375,000            21,164,939
    6.20%, 3/01/18 .....................................................................            11,765,000            12,053,948
 Pendleton County Multi-County Lease Revenue, Kentucky Association
  of Counties Leasing Trust, Series A,  6.50%, 3/01/19 .................................            27,160,000            27,730,360
                                                                                                                        ------------
                                                                                                                         134,083,975
                                                                                                                        ------------
 LOUISIANA 1.4%
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ...............             2,000,000             2,080,880
 Calcasieu Parish Inc. IDB, PCR, Gulf States
  Utilities Co. Project, Refunding, 6.75%, 10/01/12 ....................................            14,285,000            14,556,558
 Calcasieu Parish Memorial Hospital Service District Revenue,
  Lake Charles Parish Memorial Hospital Project, Series A, FSA Insured,
    6.375%, 12/01/12 ...................................................................             4,310,000             4,576,401
    6.50%, 12/01/18 ....................................................................             5,530,000             5,875,293
    6.65%, 12/01/21 ....................................................................             3,145,000             3,289,985
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
    Series A, 7.75%, 6/01/12 ...........................................................             1,730,000             1,798,629
    Series B, 6.375%, 11/01/02 .........................................................               140,000               142,950
    Series B, 6.875%, 11/01/12 .........................................................               475,000               490,404
 De Soto Parish Environmental Improvement Revenue,
  International Paper Co. Project, Series A, 7.70%, 11/01/18 ...........................             2,500,000             2,681,100

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
LOUISIANA (CONT.)
 East Baton Rouge Mortgage Finance Authority, SFM Purchase,
    Series A, 6.80%, 10/01/28 ............................................................          $ 5,010,000          $ 5,140,060
    Series C, 7.00%, 4/01/32 .............................................................            1,435,000            1,478,222
    Series D, 7.10%, 4/01/32 .............................................................            1,215,000            1,248,984
 Jefferson Parish Hospital Service District No. 2 Hospital Revenue,
    FSA Insured, 5.00%, 7/01/28 ..........................................................            5,000,000            4,221,650
 Lafayette Public Trust Financing Authority SFMR, Refunding,
    Series A, 8.50%, 11/15/12 ............................................................              908,238              914,514
 Louisiana HFA, Mortgage Revenue,
    Refunding, 7.375%, 9/01/13 ...........................................................              540,000              551,200
    SF, Refunding, Series B-2, GNMA Secured, 5.75%, 12/01/28 .............................            2,800,000            2,610,916
 Louisiana Public Facilities Authority Revenue, Alton Ochsner Medical
   Foundation Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/22 .................            3,500,000            3,635,240
 New Orleans GO, Refunding, AMBAC Insured,
    6.125%, 10/01/16 .....................................................................           10,275,000           10,500,639
    6.20%, 10/01/21 ......................................................................            8,050,000            8,159,722
 Office Facility Corp. Capital Facilities Bonds, 7.75%, 12/01/10 .........................            3,400,000            3,592,100
 Ouachita Parish Hospital Service District No. 1 Revenue,
   Glenwood Regional Medical Center, Pre-Refunded, 7.50%, 7/01/21 ........................            4,000,000            4,201,480
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project,
    Refunding, 6.70%, 3/01/13 ............................................................            2,200,000            2,219,822
 Terrebonne Parish Hospital Service District No. 1 Hospital Revenue,
   Terrebonne General Medical Center Project,
    Refunding, AMBAC Insured, 5.375%, 4/01/23 ............................................            1,000,000              906,240
 West Feliciana Parish PCR, Gulf State Utility Co. Project,
    7.70%, 12/01/14 ......................................................................            2,000,000            2,112,140
    7.00%, 11/01/15 ......................................................................            3,050,000            3,166,449
                                                                                                                         -----------
                                                                                                                          90,151,578
                                                                                                                         -----------
 MAINE 1.1%
 Bucksport Solid Waste Disposal Revenue,
   Champion International Corp. Project, 6.25%, 5/01/10 ..................................            5,000,000            5,035,000
 Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding,
    Series B, 6.20%, 9/01/19 .............................................................            8,000,000            7,771,360
 Maine Financial Authority Solid Waste Recycling Facilities Revenue,
   Great Northern Paper Co., Bowater Project,  7.75%, 10/01/22 ...........................           29,300,000           30,511,555
 Maine State Health and Higher Educational Facilities Authority Revenue,
   Series B, FSA Insured, Pre-Refunded,
    7.00%, 7/01/24 .......................................................................               20,000               21,818
    7.00%, 7/01/24 .......................................................................            2,425,000            2,645,408
 Maine State Housing Authority Mortgage Purchase,
    Series A-5, 6.20%, 11/15/16 ..........................................................            2,500,000            2,533,275
    Series C, 6.55%, 11/15/12 ............................................................            3,700,000            3,849,406
    Series C, 6.65%, 11/15/24 ............................................................            3,500,000            3,644,515
    Series D, 6.45%, 11/15/07 ............................................................            3,540,000            3,626,695
    Series D, 6.70%, 11/15/15 ............................................................            5,800,000            6,015,412
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ....................            4,800,000            4,759,920
                                                                                                                         -----------
                                                                                                                          70,414,364
                                                                                                                         -----------
 MARYLAND 1.6%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
   Refunding and Improvement,
    Series A, Pre-Refunded, 8.25%, 9/01/21 ...............................................           43,225,000           46,026,845
    Series C, FSA Insured, 6.00%, 9/01/21 ................................................           10,110,000           10,168,436


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 MARYLAND (CONT.)
 Maryland State CDA, Department of Housing and Community Development,
    MFHR, Series G, Mortgage Insured, 6.55%, 5/15/19 ...................................          $  5,345,000          $  5,466,011
    SF Program, 3rd Series, 7.25%, 4/01/27 .............................................               965,000               987,938
 Montgomery County Housing Opportunities Commission SFMR, Refunding,
    Series B, 6.625%, 7/01/28 ..........................................................             6,500,000             6,620,640
 Takoma Park Hospital Facilities Revenue, Washington Adventist
   Hospital Project, Series A,
    Sub Series 1, 8.25%, 9/01/21 .......................................................            20,125,000            20,990,576
    Sub Series 1, Pre-Refunded, 8.25%, 9/01/21 .........................................            10,930,000            11,638,483
    Sub Series 2, Pre-Refunded, 8.25%, 9/01/21 .........................................             5,000,000             5,317,400
                                                                                                                         -----------
                                                                                                                         107,216,329
                                                                                                                         -----------
 MASSACHUSETTS 3.7%
 Massachusetts State GO,
    Consolidated Loan, Series A, 7.50%, 6/01/04 ........................................             7,500,000             8,096,400
    Refunding, Series B, 6.50%, 8/01/08 ................................................             5,900,000             6,412,474
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 7/01/20 ..................             9,020,000             9,257,677
    Melrose-Wakefield Hospital, Refunding, Series B, ETM, 6.35%, 7/01/06 ...............             1,100,000             1,164,680
    Notre Dame Health Care Center, Series A, 7.875%, 10/01/22 ..........................             2,310,000             2,396,394
    Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 ..........             1,000,000             1,061,820
    Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 .........            12,050,000            12,855,302
 Massachusetts State HFA,
    HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ......................................             5,250,000             5,451,128
    Housing Projects, Refunding, Series A, 6.30%, 10/01/13 .............................            25,635,000            26,251,265
    Housing Projects, Refunding, Series A, 6.375%, 4/01/21 .............................            24,750,000            25,002,203
    Housing Revenue, SF, Series 41, 6.30%, 12/01/14 ....................................             6,190,000             6,370,810
    Housing Revenue, SF, Series 41, 6.35%, 6/01/17 .....................................             5,695,000             5,827,978
    Series C, FGIC Insured, 6.90%, 11/15/21 ............................................             9,715,000            10,168,108
    Series D, FGIC Insured, 6.80%, 11/15/12 ............................................               250,000               261,110
 Massachusetts State Industrial Finance Agency Health Care Facilities Revenue,
    Jewish Geriatric Services Inc., Series B,
    5.375%, 5/15/17 ....................................................................             1,965,000             1,769,797
    5.50%, 5/15/27 .....................................................................             5,000,000             4,414,350
    Pre-Refunded, 7.00%, 4/01/22 .......................................................             5,000,000             5,335,350
 Massachusetts State Industrial Finance Agency Revenue,
   D'Youville Senior Care,
    5.65%, 10/01/17 ....................................................................             2,295,000             2,164,529
    5.70%, 10/01/27 ....................................................................             7,375,000             6,928,223
 Massachusetts State Port Authority Revenue, Special Facilities,
    Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ......................................            11,750,000            11,055,928
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 .............................................            77,130,000            65,046,043
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ......................            21,350,000            18,395,587
 Plymouth County COP, Series A, Pre-Refunded, 7.00%, 4/01/12 ...........................            10,000,000            10,670,700
                                                                                                                        ------------
                                                                                                                         246,357,856
                                                                                                                        ------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 MICHIGAN 1.2%
 Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ..............          $ 2,000,000          $ 2,201,640
 Belding Area Schools GO, FGIC Insured,
    6.10%, 5/01/26 .......................................................................              810,000              820,206
    Pre-Refunded, 6.10%, 5/01/26 .........................................................            2,995,000            3,173,352
 Detroit GO,
    Refunding, Series B, 6.375%, 4/01/06 .................................................            7,265,000            7,596,575
    Refunding, Series B, 6.25%, 4/01/09 ..................................................              625,000              646,963
    Self-Insurance, Series A, 5.70%, 5/01/02 .............................................            2,250,000            2,266,808
    Series A, Pre-Refunded, 6.70%, 4/01/10 ...............................................            4,550,000            4,910,360
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ....................            4,235,000            3,783,210
 Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding,
    Series A, 6.25%, 5/15/27 .............................................................            2,000,000            1,728,560
 Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 ...................           15,650,000           15,936,708
 Michigan State HDA,
    Limited Obligation Revenue, Fraser Woods Project,
    FSA Insured, 6.625%, 9/15/19 .........................................................            2,500,000            2,583,275
    Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ..........................            4,730,000            4,910,450
    SFMR, Series A, 6.45%, 12/01/14 ......................................................            2,000,000            2,049,240
    SFMR, Series A, 6.875%, 6/01/23 ......................................................              280,000              286,902
 Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A,
    MBIA Insured, 6.125%, 11/15/23 .......................................................           18,000,000           18,145,440
    Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 ..............................            4,000,000            3,262,720
    Presbyterian Villages Obligation Group, 5.70%, 1/01/01 ...............................              310,000              309,377
    Presbyterian Villages Obligation Group, 5.80%, 1/01/02 ...............................              355,000              353,307
    Presbyterian Villages Obligation Group, 5.90%, 1/01/03 ...............................              325,000              322,608
    Presbyterian Villages Obligation Group, 6.00%, 1/01/04 ...............................              390,000              385,936
    Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ..............................              275,000              253,924
    Presbyterian Villages Obligation Group, 6.40%, 1/01/15 ...............................            1,000,000              924,750
    Presbyterian Villages Obligation Group, 6.50%, 1/01/25 ...............................            3,500,000            3,112,375
                                                                                                                         -----------
                                                                                                                          79,964,686
                                                                                                                         -----------

 MINNESOTA 2.0%
 Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 .........................            9,100,000            8,162,882
 Dakota County Housing RDA, Limited Annual Appropriation Tax and Revenue,
    Development Housing Facilities Project,
    7.25%, 1/01/01 .......................................................................              695,000              697,474
    7.50%, 1/01/06 .......................................................................            3,930,000            3,983,055
    8.00%, 1/01/07 .......................................................................            1,605,000            1,612,495
 Golden Valley Revenue, Covenant Retirement Communities,
    Series A, 5.50%, 12/01/29 ............................................................            6,000,000            4,958,400
 International Falls PCR, Boise Cascade Corp. Project,
    Refunding, 5.65%, 12/01/22 ...........................................................            3,500,000            3,009,930
 Minneapolis CDA and St. Paul Housing RDA,
    Homeownership Mortgage Revenue, Joint Housing Program,
    FGIC Insured, 9.875%, 12/01/15 .......................................................                5,000                5,001
Minnesota Agriculture and Economic Development Board Revenue,
    Health Care System, Fairview Hospital, Refunding,
    Series A, MBIA Insured, 5.75%, 11/15/26 ..............................................           25,810,000           25,057,897
 Minnesota State HFA, SFM, Series D-1,
    6.45%, 7/01/11 .......................................................................            3,130,000            3,227,187
    6.50%, 1/01/17 .......................................................................            1,215,000            1,247,185
 Minnetonka MFHR, Ridgepointe II Project, Refunding,
    Series A, GNMA Secured, 5.95%, 10/20/33 ..............................................           11,075,000           10,838,770

Franklin Federal Tax-Free Income Fund
STATEMENT OF INVESTMENTS, APRIL 30, 2000

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MINNESOTA (CONT.)
 Red Wing Housing RDA, Jordan Tower II Project, Pre-Refunded, 7.00%, 1/01/19 ...........          $  1,500,000          $  1,577,460
 Rochester Health Care Facilities Revenue, Mayo Foundation,
    Series A, 5.50%, 11/15/27 ..........................................................            21,500,000            20,224,620
 Roseville MFHR, Rosepointe I Project, Refunding, Series A,
    GNMA Secured, 5.95%, 10/20/33 ......................................................             8,600,000             8,428,602
 St. Louis Park EDA, Tax Increment Revenue, FGIC Insured,
    Pre-Refunded, 8.40%, 9/01/09 .......................................................             6,000,000             6,396,300
 St. Paul Port Authority IDR,
    Bandana Square, Series C, 7.70%, 12/01/00 ..........................................               230,000               228,730
    Bandana Square, Series C, 7.70%, 12/01/01 ..........................................               255,000               251,068
    Bandana Square, Series C, 7.70%, 12/01/02 ..........................................               270,000               264,398
    Bandana Square, Series C, 7.70%, 12/01/07 ..........................................             1,690,000             1,449,783
    Bandana Square, Series C, 7.80%, 12/01/12 ..........................................             3,465,000             2,774,495
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 ..............................               515,000               513,084
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 ..............................               550,000               543,620
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ..............................               595,000               583,713
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ..............................               640,000               623,514
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ..............................               685,000               663,073
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ..............................               740,000               715,772
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ..............................               795,000               765,299
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ..............................               855,000               819,415
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ..............................               915,000               873,331
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ..............................               670,000               636,641
    Common Bond Fund, Fort Road Medical Center, Refunding,
    Series C, 7.95%, 9/01/01 ...........................................................               140,000               138,068
    Common Bond Fund, Fort Road Medical Center, Refunding,
    Series C, 7.95%, 9/01/02 ...........................................................               155,000               151,934
    Common Bond Fund, Fort Road Medical Center, Refunding,
    Series C, 7.95%, 9/01/10 ...........................................................             1,705,000             1,413,871
    Common Bond Fund, Ideal Security Hardware Corp., Refunding,
    Series F, 8.00%, 12/01/01 ..........................................................               105,000               103,370
    Common Bond Fund, Ideal Security Hardware Corp., Refunding,
    Series F, 8.00%, 12/01/02 ..........................................................               115,000               112,598
    Common Bond Fund, Ideal Security Hardware Corp., Refunding,
    Series F, 8.00%, 12/01/12 ..........................................................             1,790,000             1,457,704
 Washington County Housing and RDAR,
    Orleans Apartments Project, Series A, 8.25%, 7/01/21 ...............................             3,000,000             2,883,810
    Pooled Housing and Redevelopment, Refunding, 7.20%, 1/01/22 ........................             5,885,000             6,054,782
    Raymie Johnson Apartments Project, Pre-Refunded, 7.70%, 12/01/19 ...................             5,210,000             5,543,232
                                                                                                                         -----------
                                                                                                                         128,992,563
                                                                                                                         -----------
 MISSISSIPPI 1.2%
 Claiborne County PCR, Systems Energy Resources Inc.,
    Refunding, 6.20%, 2/01/26 ..........................................................            36,500,000            33,781,845
bJackson County Environmental Improvement Revenue, International
    Paper Company Project, 6.70%, 5/01/24 ..............................................             3,500,000             3,502,835
 Mississippi Business Finance Corp. PCR,
    System Energy Resource Inc. Project, 5.875%, 4/01/22 ...............................            40,000,000            34,473,200
    System Energy Resource Inc. Project, Refunding, 5.90%, 5/01/22 .....................             8,250,000             7,131,548
 Mississippi Home Corp. SFR, Refunding, Senior Series A,
    FGIC Insured, 9.25%, 3/01/12 .......................................................               805,000               831,903
 Mississippi State Educational Facilities Authority Revenue,
    Private Nonprofit Institutions of Higher Learning,
    Tougaloo College Project, Series A, 6.50%, 6/01/18 .................................             2,275,000             2,225,223
                                                                                                                        ------------
                                                                                                                          81,946,554
                                                                                                                         -----------

Franklin Federal Tax-Free Income Fund
STATEMENT OF INVESTMENTS, APRIL 30, 2000

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI .4%
 Missouri State Health and Educational Facilities Authority Health Facilities
 Revenue, Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/12 .........................          $ 5,000,000          $ 5,185,350
Missouri State Health and Educational Facilities Authority Revenue,
 SSM Health Care, Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ......................            6,500,000            5,664,230
St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 .....................            6,000,000            6,358,140
Taney County IDA, Hospital Revenue, The Skaggs Community
 Hospital Association, 5.40%, 5/15/28 ....................................................            4,000,000            3,086,320
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project,
    Series A, Pre-Refunded, 8.625%, 9/15/20 ..............................................            3,465,000            3,567,876
                                                                                                                         -----------
                                                                                                                          23,861,916
                                                                                                                         -----------

 MONTANA .7%
 Forsyth County PCR,
    Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ...............           10,000,000           10,472,800
    The Montana Power Co. Colstrip Project, Refunding,
    Series A, 6.125%, 5/01/23 ............................................................            3,250,000            3,131,798
    The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 ............           20,385,000           20,451,047
 Montana State Board of Housing SFM, Refunding,
    Series A, 6.50%, 12/01/22 ............................................................            2,835,000            2,878,404
    Series B-1, 6.25%, 12/01/21 ..........................................................            6,720,000            6,812,534
 Montana State Health Facilities Authority Revenue, Montana
   Developmental Center Project, 6.40%, 6/01/19 ..........................................            2,000,000            2,014,840
                                                                                                                         -----------
                                                                                                                          45,761,423
                                                                                                                         -----------

 NEBRASKA .1%
 Nebraska Investment Finance Authority Revenue, ETM, 7.00%, 11/01/09 .....................            5,255,000            5,251,374
                                                                                                                         -----------
 NEVADA 3.4%
 Churchill County Health Care Facilities Revenue, Western Health Network,
    Series A, MBIA Insured, 6.25%, 1/01/14 ...............................................            2,000,000            2,059,220
 Clark County HFC, MFHR, FHA Insured, 7.75%, 7/01/23 .....................................            5,030,000            5,114,756
 Clark County IDR,
    Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 .......................           10,000,000            8,667,000
    Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 .......................           12,500,000           12,825,125
    Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ..................................            2,600,000            2,249,416
    Southwest Gas Corp., Series A, 7.30%, 9/01/27 ........................................           18,080,000           18,711,896
    Southwest Gas Corp., Series A, 6.50%, 12/01/33 .......................................           10,000,000            9,566,800
    Southwest Gas Corp., Series B, 7.50%, 9/01/32 ........................................           62,470,000           65,198,065
 Henderson Health Care Facilities Revenue, Catholic Healthcare West,
    Series A, 5.25%, 7/01/18 .............................................................           23,685,000           18,383,113
 Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A,
    AMBAC Insured, 6.30%, 7/01/22 ........................................................            4,500,000            4,579,785
 Nevada Housing Division,
    MFHR, Series B, FNMA Insured, 6.55%, 10/01/25 ........................................            5,405,000            5,544,665
    SF Program, FI/GML, Series A, 8.30%, 10/01/19 ........................................            1,610,000            1,673,209
    SF Program, FI/GML, Series A-2, 8.375%, 10/01/19 .....................................            1,010,000            1,017,121
    SF Program, Refunding, Series A-1, 6.25%, 10/01/26 ...................................            3,735,000            3,776,944
    SF Program, Refunding, Series C-2, FHA Insured, 6.75%, 10/01/26 ......................            7,395,000            7,574,846
 Nevada State GO,
    Colorado River Commission Revenue, Series 1994,
    Pre-Refunded, 6.50%, 7/01/24 .........................................................           15,915,000           16,936,266
    Municipal Bond Bank Project No.40-41, Series A, ETM, 6.375%, 12/01/17 ................           10,275,000           10,771,283
 Reno RDA, Tax Allocation,
    Downtown Redevelopment Project, Series C, Pre-Refunded, 7.75%, 9/01/05 ...............            2,695,000            2,776,793
    Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ..............            4,035,000            4,221,135


Franklin Federal Tax-Free Income Fund
Statement of Investments, April 30, 2000

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Bonds (cont.)
NEVADA (CONT.)
 Reno RDA, Tax Allocation, (cont.)
    Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ............          $  4,255,000          $  4,454,091
    Refunding, Series A, 6.20%, 6/01/18 ................................................             3,000,000             2,951,820
 Washoe County Gas and Water Facilities Revenue, Refunding,
    AMBAC Insured, 6.30%, 12/01/14 .....................................................             5,000,000             5,162,200
 Washoe County Hospital Facility Revenue, Washoe Medical Center Inc. Project,
    Series A, AMBAC Insured, 6.25%, 6/01/13 ............................................             9,295,000             9,621,440
                                                                                                                        ------------
                                                                                                                         223,836,989
                                                                                                                        ------------
NEW HAMPSHIRE 1.5%
 Nashua Housing Authority MFR, Clocktower Project, Refunding,
    GNMA Secured, 6.25%, 6/20/33 .......................................................             6,081,000             6,118,216
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    New Hampshire Catholic Charities, 5.80%, 8/01/22 ...................................             1,000,000               830,370
    Rivier College, 5.60%, 1/01/28 .....................................................             4,590,000             4,069,494
    St. Joseph Hospital, 7.50%, 1/01/16 ................................................             2,300,000             2,332,706
    The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 .................................             4,275,000             4,223,786
 New Hampshire State HFA,
    MFHR, Series 1, 7.10%, 1/01/14 .....................................................             4,920,000             5,066,911
    SFMR, Series E, 6.75%, 7/01/19 .....................................................             4,680,000             4,825,922
    SFMR, Series E, 6.80%, 7/01/25 .....................................................             3,605,000             3,705,363
 New Hampshire State IDAR, Pollution Control, Public Service
    Co. of New Hampshire Project, Series A, 7.65%, 5/01/21 .............................             6,870,000             7,048,414
    Series B, 7.50%, 5/01/21 ...........................................................            50,690,000            51,983,609
    Series C, 7.65%, 5/01/21 ...........................................................             7,450,000             7,643,477
                                                                                                                          97,848,268
NEW JERSEY .7%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 6.00%, 1/01/19 ...........................................................             2,100,000             1,991,535
    Series 1, 6.00%, 1/01/29 ...........................................................             5,000,000             4,627,650
    Series 2, 6.125%, 1/01/19 ..........................................................             2,000,000             1,923,540
    Series 2, 6.125%, 1/01/29 ..........................................................             5,000,000             4,707,800
Mercer County Improvement Authority Revenue, Solid Waste,
    Refunding, 5.75%, 9/15/16 ..........................................................             2,500,000             2,517,800
New Jersey EDA, Lease Revenue, International Center for Public Health Project,
 University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...................             5,000,000             5,071,400
New Jersey Health Care Facilities Financing Authority Revenue,
 Cathedral Health Services, Pre-Refunded, 7.25%, 2/15/21 ...............................             3,975,000             4,137,737
New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
    5.60%, 1/01/22 .....................................................................             7,500,000             7,315,650
    5.50%, 1/01/25 .....................................................................            13,000,000            12,441,390
                                                                                                                        ------------
                                                                                                                          44,734,502
                                                                                                                        ------------

NEW MEXICO .5%
 Farmington PCR, Public Service Co. of New Mexico,
    Refunding, Series A, AMBAC Insured, 6.375%, 12/15/22 ...............................            10,435,000            10,610,934
 Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 ..................            17,000,000            17,442,850
 New Mexico Mortgage Finance Authority SFM Program, Refunding,
    Series A, 6.85%, 7/01/10 ...........................................................             2,990,000             3,080,926
                                                                                                                        ------------
                                                                                                                          31,134,710
                                                                                                                        ------------

Franklin Federal Tax-Free Income Fund
Statement of Investments, April 30, 2000

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Bonds (cont.)
NEW YORK 17.3%
 Metropolitan Transportation Authority Dedicated Tax Fund,
    Series A, FGIC Insured, 6.00%, 4/01/30 ...............................................          $12,500,000          $12,582,625
 MTA Commuter Facilities Revenue, Series A,
    5.25%, 7/01/28 .......................................................................            5,000,000            4,342,600
    6.125%, 7/01/29 ......................................................................           15,040,000           15,007,965
    FGIC Insured, 6.00%, 7/01/16 .........................................................            8,950,000            9,181,179
 MTA Dedicated Tax Fund Revenue, Series A, MBIA Insured, 5.25%, 4/01/26 ..................           11,125,000           10,061,339
 MTA Transit Facilities Revenue,
    Refunding, Series M, 6.00%, 7/01/14 ..................................................           18,210,000           18,433,437
    Series A, FSA Insured, 6.00%, 7/01/16 ................................................            3,630,000            3,723,763
    Series A, FSA Insured, 5.625%, 7/01/27 ...............................................           10,800,000           10,041,516
    Series A, FSA Insured, Pre-Refunded, 6.10%, 7/01/21 ..................................            6,260,000            6,702,770
    Service Contract, Refunding, Series 8, 5.375%, 7/01/21 ...............................           15,000,000           13,765,800
 MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/24 .........................            5,000,000            4,930,500
 Nassau Health Care Corp. Health System Revenue, Nassau County Guaranty,
    FSA Insurer, 5.75%, 8/01/29 ..........................................................           10,000,000            9,589,800
 New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project,
    Pre-Refunded, 6.625%, 7/01/12 ........................................................            1,245,000            1,312,429
 New York City GO,
    Group B, Series D, 8.25%, 8/01/12 ....................................................               30,000               31,664
    Refunding, Series B, 6.20%, 8/15/06 ..................................................            1,500,000            1,574,475
    Refunding, Series E, 6.00%, 8/01/26 ..................................................            2,765,000            2,735,857
    Refunding, Series F, 6.00%, 8/01/13 ..................................................           14,000,000           14,392,280
    Refunding, Series F, 5.25%, 8/01/15 ..................................................           20,580,000           19,462,712
    Refunding, Series H, 6.25%, 8/01/15 ..................................................           13,035,000           13,588,205
    Refunding, Series H, 6.125%, 8/01/25 .................................................           65,785,000           66,030,378
    Refunding, Series J, 6.00%, 8/01/21 ..................................................           28,260,000           28,189,633
    Series A, 6.125%, 8/01/06 ............................................................           14,140,000           14,768,664
    Series A, 6.20%, 8/01/07 .............................................................           20,515,000           21,492,950
    Series A, 6.25%, 8/01/08 .............................................................            4,390,000            4,607,525
    Series A, 7.75%, 8/15/14 .............................................................               40,000               42,017
    Series A, 6.25%, 8/01/16 .............................................................            3,280,000            3,348,060
    Series A, Pre-Refunded, 6.125%, 8/01/06 ..............................................              360,000              379,804
    Series A, Pre-Refunded, 6.20%, 8/01/07 ...............................................            1,295,000            1,369,916
    Series A, Pre-Refunded, 7.75%, 8/15/13 ...............................................            4,810,000            5,068,634
    Series A, Pre-Refunded, 7.75%, 8/15/14 ...............................................              205,000              216,023
    Series A, Pre-Refunded, 6.25%, 8/01/16 ...............................................            1,720,000            1,795,886
    Series A, Pre-Refunded, 7.75%, 8/15/17 ...............................................            3,285,000            3,461,634
    Series A, Pre-Refunded, 8.00%, 8/15/20 ...............................................                5,000                5,284
    Series B, 8.25%, 6/01/02 .............................................................                5,000                5,253
    Series B, 7.50%, 2/01/04 .............................................................           10,000,000           10,587,100
    Series B, 8.25%, 6/01/05 .............................................................            1,000,000            1,130,720
    Series B, 6.30%, 8/15/08 .............................................................           22,360,000           23,545,974
    Series B, 6.125%, 8/01/09 ............................................................           11,510,000           11,983,291
    Series B, 6.375%, 8/15/10 ............................................................           17,170,000           18,098,897
    Series B, 7.50%, 10/01/11 ............................................................               65,000               66,255
    Series B, 7.50%, 10/01/12 ............................................................               40,000               40,761
    Series B, 7.00%, 2/01/19 .............................................................            9,825,000           10,248,261
    Series B, 6.00%, 8/15/26 .............................................................            1,670,000            1,652,398

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
 New York City GO, (cont.)
    Series B, ETM, 8.00%, 6/01/01 ................................................              $ 3,000,000              $ 3,112,320
    Series B, Pre-Refunded, 8.25%, 6/01/02 .......................................                4,495,000                4,739,303
    Series B, Pre-Refunded, 6.30%, 8/15/08 .......................................                4,515,000                4,810,281
    Series B, Pre-Refunded, 6.375%, 8/15/10 ......................................                4,570,000                4,884,599
    Series B, Pre-Refunded, 6.75%, 10/01/15 ......................................                   50,000                   52,815
    Series B, Pre-Refunded, 6.75%, 10/01/17 ......................................                1,300,000                1,374,698
    Series B, Pre-Refunded, 7.00%, 2/01/19 .......................................                5,175,000                5,435,147
    Series B, Pre-Refunded, 6.00%, 8/15/26 .......................................                  330,000                  349,741
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .......................                3,000,000                3,260,010
    Series B-1, Pre-Refunded, 7.30%, 8/15/11 .....................................                8,000,000                8,768,720
    Series C, Pre-Refunded, 7.25%, 8/15/24 .......................................                3,540,000                3,658,378
    Series C, Sub Series C-1, 7.00%, 8/01/18 .....................................                   25,000                   26,300
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .......................                1,930,000                2,047,711
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/18 .......................                1,680,000                1,782,463
    Series D, 7.30%, 2/01/01 .....................................................                  380,000                  387,805
    Series D, 8.00%, 8/01/16 .....................................................                    5,000                    5,259
    Series D, 6.00%, 2/15/25 .....................................................               18,710,000               18,541,236
    Series D, ETM, 7.30%, 2/01/01 ................................................                4,620,000                4,718,314
    Series D, Pre-Refunded, 8.25%, 8/01/11 .......................................                  160,000                  169,376
    Series D, Pre-Refunded, 8.25%, 8/01/12 .......................................               11,095,000               11,745,167
    Series D, Pre-Refunded, 8.25%, 8/01/13 .......................................                7,750,000                8,204,150
    Series D, Pre-Refunded, 8.25%, 8/01/14 .......................................                4,340,000                4,591,590
    Series D, Pre-Refunded, 7.625%, 2/01/15 ......................................                9,000,000                9,553,230
    Series D, Pre-Refunded, 7.50%, 2/01/16 .......................................                5,000,000                5,297,050
    Series D, Pre-Refunded, 8.00%, 8/01/16 .......................................                   45,000                   47,502
    Series D, Pre-Refunded, 7.50%, 2/01/17 .......................................               12,000,000               12,712,920
    Series D, Pre-Refunded, 8.00%, 8/01/17 .......................................                  100,000                  105,561
    Series D, Pre-Refunded, 8.00%, 8/01/18 .......................................                   50,000                   52,781
    Series D, Pre-Refunded, 8.00%, 8/01/19 .......................................                   30,000                   31,668
    Series D, Pre-Refunded, 8.00%, 8/15/21 .......................................                   15,000                   15,853
    Series D, Pre-Refunded, 6.00%, 2/15/25 .......................................                1,920,000                2,012,448
    Series E, 5.75%, 2/15/09 .....................................................                5,295,000                5,401,588
    Series E, 6.50%, 12/01/12 ....................................................                   20,000                   20,029
    Series E, Pre-Refunded, 6.00%, 8/01/26 .......................................                  235,000                  249,001
    Series F, 8.20%, 11/15/04 ....................................................                   85,000                   90,498
    Series F, Pre-Refunded, 8.20%, 11/15/04 ......................................                5,250,000                5,601,645
    Series F, Pre-Refunded, 6.50%, 2/15/07 .......................................                8,050,000                8,606,738
    Series F, Pre-Refunded, 6.50%, 2/15/08 .......................................                7,540,000                8,061,466
    Series F, Pre-Refunded, 6.60%, 2/15/10 .......................................               16,000,000               17,173,760
    Series F, Pre-Refunded, 8.25%, 11/15/15 ......................................                2,000,000                2,135,440
    Series F, Pre-Refunded, 8.25%, 11/15/17 ......................................                2,500,000                2,669,300
    Series G, 6.00%, 10/15/26 ....................................................               15,160,000               15,000,820
    Series G, Pre-Refunded, 6.00%, 10/15/26 ......................................                  175,000                  185,635
    Series H, 7.10%, 2/01/12 .....................................................                  210,000                  220,219
    Series H, 7.00%, 2/01/16 .....................................................                  215,000                  224,703

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
 New York City GO, (cont.)
    Series H, Pre-Refunded, 7.10%, 2/01/12 ...............................................          $ 2,790,000          $ 2,934,885
    Series H, Pre-Refunded, 7.20%, 2/01/14 ...............................................           10,000,000           10,535,800
    Series H, Pre-Refunded, 7.00%, 2/01/16 ...............................................            3,785,000            3,975,272
    Series H-1, 6.125%, 8/01/11 ..........................................................            4,900,000            5,069,981
    Series H-1, Pre-Refunded, 6.125%, 8/01/09 ............................................              240,000              253,202
    Series H-1, Pre-Refunded, 6.125%, 8/01/11 ............................................              100,000              105,501
    Series I, 6.25%, 4/15/13 .............................................................           18,245,000           19,129,518
    Series I, 6.25%, 4/15/27 .............................................................            3,185,000            3,230,577
    Series I, Pre-Refunded, 6.25%, 4/15/13 ...............................................           18,365,000           19,694,442
    Series I, Pre-Refunded, 6.25%, 4/15/27 ...............................................            3,815,000            4,091,168
 New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
    5.65%, 10/01/28 ......................................................................            5,000,000            4,303,550
    5.75%, 10/01/36 ......................................................................            5,750,000            4,933,155
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series A, 7.10%, 6/15/12 .............................................................              895,000              923,175
    Series A, 5.75%, 6/15/30 .............................................................            8,000,000            7,722,240
    Series A, Pre-Refunded, 7.10%, 6/15/12 ...............................................            1,560,000            1,617,907
    Series A, Pre-Refunded, 7.00%, 6/15/15 ...............................................            4,980,000            5,159,479
    Series B, 5.75%, 6/15/29 .............................................................           15,000,000           14,505,600
    Series B, MBIA Insured, 5.75%, 6/15/26 ...............................................            3,000,000            2,928,510
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    (b) Refunding, Series C-A, 5.50%, 11/01/24 ...........................................            4,200,000            3,968,202
    Series B, 6.00%, 11/15/29 ............................................................           10,000,000           10,085,000
 New York City Transportation Authority MTA, Triborough COP,
    Series A, AMBAC Insured, 5.40%, 1/01/19 ..............................................           20,000,000           19,049,800
 New York State Dormitory Authority Lease Revenue GO,
    Court Facilities, 6.00%, 5/15/39 .....................................................           16,000,000           15,622,880
 New York State Dormitory Authority Lease Revenue,
    State University Dormitory Facilities, 5.50%, 7/01/27 ................................            8,915,000            8,102,487
 New York State Dormitory Authority Revenue,
    City University General Resources, Series 2, MBIA Insured,
    Pre-Refunded, 6.25%, 7/01/19 .........................................................            4,000,000            4,194,600
    City University System Consolidated, Series 1, 5.375%, 7/01/24 .......................           21,420,000           19,368,392
    City University System Consolidated, Third, Series 1, 5.25%, 7/01/25 .................           10,000,000            8,738,200
    City University System, Third General, 6.00%, 7/01/20 ................................           16,860,000           16,838,756
    City University System, Third General, Series 2, 6.00%, 7/01/26 ......................            5,500,000            5,406,830
    City University System, Third General, Series 2,
    Pre-Refunded, 6.00%, 7/01/26 .........................................................           14,150,000           14,999,283
    Interfaith Medical Center, Series D, 5.40%, 2/15/28 ..................................            8,000,000            7,206,320
    Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ..........................           18,000,000           18,169,200
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..........................            5,000,000            4,763,650
    Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .................            5,000,000            4,538,800
    State University Educational Facilities, 5.125%, 5/15/21 .............................            9,000,000            7,928,190
    State University Educational Facilities, Series B,
    Pre-Refunded, 7.375%, 5/15/14 ........................................................            4,240,000            4,328,870
    State University Educational Facilities, Series B, Pre-Refunded, 7.00%,
    5/15/16 ..............................................................................            2,000,000            2,041,680
 New York State Dormitory Authority Revenues, Upstate Community Colleges,
 Series A, 5.00%, 7/01/28 ................................................................           10,000,000            8,304,800
 New York State Energy Research and Development Authority Electric Facilities
    Revenue, Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 ............            8,500,000            8,479,430
    Long Island Light, Series A, Pre-Refunded, 7.15%, 2/01/22 ............................            1,500,000            1,591,230

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Energy Research and Development
    Authority Electric Facilities Revenue, (cont.)
    Series A, 7.15%, 6/01/20 ...................................................            $   12,885,000            $   13,322,575
    Series A, Pre-Refunded, 7.15%, 6/01/20 .....................................                 4,615,000                 4,886,131
New York State HFA, Service Contract Obligation Revenue,
    Refunding, Series C, 5.875%, 9/15/14 .......................................                 4,675,000                 4,686,314
    Refunding, Series C, 5.50%, 9/15/22 ........................................                17,505,000                15,881,586
    Series A, 6.375%, 9/15/14 ..................................................                    25,000                    25,794
    Series A, 6.375%, 9/15/16 ..................................................                 3,785,000                 3,891,056
    Series A, Pre-Refunded, 6.375%, 9/15/14 ....................................                 3,130,000                 3,354,859
    Series A, Pre-Refunded, 6.50%, 3/15/25 .....................................                10,000,000                10,856,000
    Series C, 6.125%, 3/15/20 ..................................................                25,500,000                25,515,045
New York State HFAR,
    Health Facilities, New York City, Refunding,
       Series A, 5.90%, 5/01/05 ................................................                14,070,000                14,498,291
    Housing Project Mortgage, Refunding, Series A,
       FSA Insured, 6.10%, 11/01/15 ............................................                 5,475,000                 5,578,861
    Housing Project Mortgage, Refunding, Series A,
       FSA Insured, 6.125%, 11/01/20 ...........................................                 4,230,000                 4,276,530
New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing Home, Mortgage Revenue, Series A,
       FHA Insured, 6.50%, 2/15/34 .............................................                 6,645,000                 6,827,405
    Hospital and Nursing Home, Refunding, FSA Mortgage
       Insured, 6.40%, 8/15/14 .................................................                10,105,000                10,516,375
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded,
       6.50%, 8/15/29 ..........................................................                 7,600,000                 8,202,376
    The Hospital for Special Surgery Revenue,
       Series A, Pre-Refunded, 6.375%, 8/15/24 .................................                12,500,000                13,386,625
New York State Tollway Authority Service Contract Revenue,
    Local Highway and Bridge, 5.75%, 4/01/16 ...................................                13,200,000                13,077,240
    Pre-Refunded, 6.25%, 4/01/14 ...............................................                11,600,000                12,384,972
New York State Urban Development Corp. Revenue,
    Correctional Capital Facilities, Series 5, 6.10%, 1/01/12 ..................                 7,685,000                 7,891,189
    Youth Facilities, 6.00%, 4/01/17 ...........................................                11,720,000                11,815,752
Triborough Bridge and Tunnel Authority Revenue, General Purpose,
    Series B, 5.50%, 1/01/30 ...................................................                15,000,000                14,043,750
TSASC Inc. New York, TFABS, Series 1, 6.25%,
    7/15/34 ....................................................................                22,375,000                21,878,499
    7/15/27 ....................................................................                19,630,000                19,325,146
Warren and Washington Counties IDAR, Adirondack
    Resource Recovery Project, Refunding, Series A,
    7.90%, 12/15/07 ............................................................                 3,900,000                 3,915,951
                                                                                                                      --------------
                                                                                                                       1,142,610,356
                                                                                                                      --------------
NORTH CAROLINA 4.0%
Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 .............................................................                 7,010,000                 6,952,658
    Pre-Refunded, 5.90%, 1/15/16 ...............................................                 2,890,000                 3,049,181
Cumberland County Hospital Facilities Revenue,
    Cumberland County Hospital Systems Inc., Refunding,
    5.25%, 10/01/24 ............................................................                 6,000,000                 5,026,740
Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series D, 6.75%, 1/01/26 ........................................                 5,000,000                 5,006,900
    Series D, 6.70%, 1/01/19 ...................................................                 2,000,000                 2,013,380
North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/17 ........................................                25,700,000                25,542,202
    Refunding, Series A, 5.75%, 1/01/26 ........................................                65,350,000                56,808,102

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NORTH CAROLINA (CONT.)
North Carolina Eastern Municipal Power Agency Power System
    Revenue, (cont.)
    Refunding, Series B, 6.25%, 1/01/12 ........................................            $    6,875,000            $    6,868,675
    Refunding, Series B, 6.00%, 1/01/14 ........................................                14,000,000                13,617,660
    Refunding, Series B, 6.00%, 1/01/22 ........................................                 1,250,000                 1,161,363
    Refunding, Series B, 6.25%, 1/01/23 ........................................                39,030,000                37,299,020
    Refunding, Series B, 5.75%, 1/01/24 ........................................                35,140,000                30,682,491
    Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ..........................                 4,000,000                 4,049,440
    Refunding, Series B, MBIA Insured, 5.80%, 1/01/16 ..........................                11,175,000                11,151,197
    Refunding, Series B, MBIA Insured, 5.75%, 12/01/16 .........................                14,420,000                13,111,818
    Series B, 6.00%, 1/01/05 ...................................................                 1,355,000                 1,371,314
    Series D, 5.875%, 1/01/13 ..................................................                 5,790,000                 5,515,149
North Carolina Medical Care Commission Hospital Revenue,
    Mission St. Joseph's Health System Project,
    MBIA Insured, 5.125%, 10/01/28 .............................................                 5,000,000                 4,317,150
North Carolina Municipal Power Agency No. 1 Catawba
    Electric Revenue, Refunding,
    5.75%, 1/01/15 .............................................................                12,435,000                11,582,829
    6.25%, 1/01/17 .............................................................                 9,720,000                 9,600,250
University Hospital Chapel Hill Revenue, Refunding,
    AMBAC Insured, 5.00%, 2/15/21 ..............................................                 5,000,000                 4,383,450
Wake County Industrial Facilities and PCFA Revenue,
    Carolina Power and Light Co., 6.90%, 4/01/09 ...............................                 5,000,000                 5,108,650
                                                                                                                      --------------
                                                                                                                         264,219,619
                                                                                                                      --------------
NORTH DAKOTA .3%
Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 .............                   244,000                   244,288
Mercer County PCR, Basin Electric Power Corp.,
    Refunding, Second Series, AMBAC Insured, 6.05%, 1/01/19 ....................                 9,130,000                 9,223,674
    Series E, 7.00%, 1/01/19 ...................................................                11,195,000                11,539,358
Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ....................                   658,000                   657,882
                                                                                                                      --------------
                                                                                                                          21,665,202
                                                                                                                      --------------
OHIO 1.7%
Cuyahoga County Hospital Revenue, University Hospitals
    Health System Inc., Refunding, AMBAC Insured,
    5.50%, 1/15/30 .............................................................                 5,000,000                 4,635,300
Dayton Special Facilities Revenue, Emery Air Freight Corp.,
    Emery Worldwide Air Inc., Refunding,
    Series A, 5.625%, 2/01/18 ..................................................                 6,000,000                 5,312,880
    Series E, 6.05%, 10/01/09 ..................................................                 4,000,000                 4,031,120
    Series F, 6.05%, 10/01/09 ..................................................                 2,750,000                 2,771,395
Franklin County Convention Facilities Authority Tax and Lease
    Revenue, Anticipation Bonds, MBIA Insured, 5.00%, 12/01/27 .................                 7,500,000                 6,481,125
Hamilton County Hospital Facilities Revenue, Children's Hospital
    Medical Center, Series G, MBIA Insured, 5.00%, 5/15/23 .....................                10,000,000                 8,622,100
Montgomery County Health Systems Revenue,
    Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 .....................                 3,625,000                 3,622,028
    Franciscan Facility, Series B-2, 8.10%, 7/01/01 ............................                 1,000,000                 1,011,030
    Franciscan Medical Center-Dayton, Refunding, 5.50%, 7/01/18 ................                 1,995,000                 1,993,364
    Series B-2, 8.10%, 7/01/18 .................................................                 3,705,000                 4,195,246
    Series B-2, Pre-Refunded, 8.10%, 7/01/18 ...................................                 8,295,000                 9,678,938


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO (CONT.)
Montgomery County Hospital Facilities Revenue, Grandview Hospital and
  Medical Center, Refunding,
    5.50%, 12/01/10 ............................................................            $    1,300,000            $    1,319,266
    5.60%, 12/01/11 ............................................................                 1,000,000                 1,022,260
    5.65%, 12/01/12 ............................................................                   925,000                   949,032
Ohio State Air Quality Development Authority Revenue,
    Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ..............                12,000,000                11,597,280
    PCR, Toledo Edison, Series B, Refunding, 8.00%, 5/15/19 ....................                 6,325,000                 6,454,916
Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%, 12/01/10 .                 1,400,000                 1,427,664
Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 .....                 5,330,000                 4,510,246
Ohio State Water Development Authority PCR, Facilities Revenue, Toledo Edison,
    Series A, 8.00%, 5/15/19 ...................................................                10,000,000                10,205,400
Ohio State Water Development Authority Revenue, Dayton Power, Refunding,
    Series A, 6.40%, 8/15/27 ...................................................                 3,250,000                 3,320,200
University of Akron General Receipts, FGIC Insured, 5.75%, 1/01/29 .............                11,305,000                10,979,642
University of Cincinnati COP, University Center Project,
    MBIA Insured, 5.125%, 6/01/24 ..............................................                10,500,000                 9,423,120
                                                                                                                      --------------
                                                                                                                         113,563,552
                                                                                                                      --------------
OKLAHOMA .9%
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior,
    7.875%, 1/01/21 ............................................................                   610,000                   621,718
Stillwater Medical Center Authority Revenue,
    Series A, 6.10%, 5/15/09 ...................................................                 3,440,000                 3,260,226
    Series B, 6.35%, 5/15/12 ...................................................                 1,235,000                 1,167,211
    Series B, 6.50%, 5/15/19 ...................................................                 3,390,000                 3,176,905
Tulsa County Home Finance Authority Mortgage Revenue,
    Series D, GNMA Secured, 6.95%, 12/01/22 ....................................                   310,000                   317,127
Tulsa County Municipal Airport Revenue, American Airlines Inc.,
    7.35%, 12/01/11 ............................................................                 4,000,000                 4,177,080
    6.25%, 6/01/20 .............................................................                18,530,000                17,674,470
    7.375%, 12/01/20 ...........................................................                11,000,000                11,136,070
Tulsa County Parking Authority, Series B,
    6.90%, 12/01/07 ............................................................                 3,000,000                 3,158,310
    7.00%, 12/01/14 ............................................................                 5,500,000                 5,745,135
Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 ..                 2,740,000                 2,808,253
Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project,
    Series A, 6.25%, 2/15/14 ...................................................                 2,000,000                 2,115,800
Valley View Hospital Authority Revenue, Valley View Regional Medical Center,
    Refunding, 6.00%, 8/15/14 ..................................................                 4,000,000                 3,634,960
                                                                                                                      --------------
                                                                                                                          58,993,265
                                                                                                                      --------------
OREGON .5%
Medford Hospital Facilities Authority Revenue, Asante Health System,
    Series A, MBIA Insured, 5.00%, 8/15/24 .....................................                 3,655,000                 3,188,293
Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, 6.00%, 5/01/26 ..............................................                10,000,000                10,120,300
Oregon State EDR, Georgia Pacific Corp. Project,
    Refunding, Series 183, 5.70%, 12/01/25 .....................................                 3,500,000                 3,069,255
    Series CLVII, 6.35%, 8/01/25 ...............................................                 5,500,000                 5,298,755
Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 .......................                15,055,000                13,549,801
                                                                                                                      --------------
                                                                                                                          35,226,404
                                                                                                                      --------------
PENNSYLVANIA 3.4%
Allegheny County IDAR, Environmental Improvement,
    6.70%, 12/01/20 ............................................................                 5,250,000                 5,252,205
    USX Corp., Refunding, 5.50%, 12/01/29 ......................................                10,000,000                 8,374,900

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
PENNSYLVANIA (CONT.)
Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ................................            $    5,000,000            $    4,307,300
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital,
  Refunding, Series B, Connie Lee Insured, Pre-Refunded,
    6.30%, 7/01/08 .............................................................                 9,600,000                10,046,592
    6.375%, 7/01/18 ............................................................                10,740,000                11,255,950
Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991,
    7.375%, 4/01/21 ............................................................                 6,500,000                 6,803,290
Delaware River Port Authority PA & NJ, Delaware River Bridges Revenue,
  FSA Insured, 5.75%,
    1/01/22 ....................................................................                 8,500,000                 8,395,620
    1/01/26 ....................................................................                10,000,000                 9,828,000
Delaware Valley Regional Finance Authority Local Government Revenue,
    Series B, AMBAC Insured, 5.60%, 7/01/17 ....................................                 5,000,000                 4,923,800
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project,
    Refunding, Series A, MBIA Insured, 6.15%, 8/01/29 ..........................                 4,000,000                 4,025,040
Montgomery County Higher Education and Health Authority Revenue,
    Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 .................                 5,500,000                 5,646,795
Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life
    Communities, 5.25%, 11/15/28 ...............................................                 2,500,000                 1,965,075
Pennsylvania EDA,
    Financing Authority Revenue, Macmillan, LP Project, Pre-Refunded,
       7.60%, 12/01/20 .........................................................                 5,000,000                 5,626,050
    Financing Resources Recovery Revenue, Colver Project,
       Series D, 7.125%, 12/01/15 ..............................................                13,500,000                13,814,550
Pennsylvania HFA,
    Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 ....................                10,590,000                10,907,488
    SFM, Series 1991, 7.15%, 4/01/15 ...........................................                 3,635,000                 3,738,525
Pennsylvania State Financial Authority Revenue, Municipal
    Capital Improvements Program, Refunding, 6.60%, 11/01/09 ...................                33,280,000                35,252,838
Philadelphia Gas Works Revenue,
    1st Series A, FSA Insured, 5.00%, 7/01/26 ..................................                 5,000,000                 4,312,300
    13th Series, Pre-Refunded, 7.70%, 6/15/21 ..................................                 2,850,000                 2,999,711
    14th Series A, Pre-Refunded, 6.375%, 7/01/26 ...............................                 1,210,000                 1,279,418
    Refunding, 14th Series, 6.375%, 7/01/26 ....................................                 2,740,000                 2,724,163
Philadelphia GO,
    MBIA Insured, 5.00%, 5/15/25 ...............................................                 5,000,000                 4,373,800
    Refunding, Series A, 11.50%, 8/01/00 .......................................                 1,000,000                 1,015,340
Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
    Temple University Hospital, 5.875%, 11/15/23 ...............................                 5,000,000                 4,100,500
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
  Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
    5.30%, 1/01/18 .............................................................                 3,330,000                 3,006,324
    5.35%, 1/01/23 .............................................................                 5,780,000                 5,148,419
    5.375%, 1/01/28 ............................................................                 3,765,000                 3,319,149
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured,
    5.25%, 9/01/29 .............................................................                15,000,000                13,473,750
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ...........                10,695,000                11,455,201
Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue,
    AMBAC Insured, 5.125%, 2/01/35 .............................................                15,000,000                12,978,450
Washington County Authority Revenue, Capital Projects and Equipment Program,
    Refunding, AMBAC Insured, 6.15%, 12/01/29 ..................................                 5,000,000                 5,109,950
                                                                                                                      --------------
                                                                                                                         225,460,493
                                                                                                                      --------------


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
RHODE ISLAND 1.5%
Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ......            $    9,900,000            $   10,643,787
Rhode Island Clean Water Financing Agency Revenue, Safe Drinking
  Water Providence,
    Series A, AMBAC Insured, 6.70%, 1/01/15 ....................................                 2,200,000                 2,358,114
Rhode Island Housing and Mortgage Finance Corp. Revenue,
  Homeownership Opportunity,
    Series 2, 7.75%, 4/01/22 ...................................................                 1,110,000                 1,133,543
    Series 10-A, 6.50%, 10/01/22 ...............................................                20,200,000                20,616,322
    Series 10-A, 6.50%, 4/01/27 ................................................                13,085,000                13,288,864
    Series 13, 6.70%, 10/01/15 .................................................                 7,400,000                 7,663,884
    Series 13, 6.85%, 4/01/27 ..................................................                 1,160,000                 1,189,023
    Series 15-A, 6.85%, 10/01/24 ...............................................                15,000,000                15,438,000
    Series 17-A, 6.25%, 4/01/17 ................................................                 2,320,000                 2,364,080
    Series 17-A, 6.375%, 10/01/26 ..............................................                 2,720,000                 2,764,554
Rhode Island Port Authority and EDC Revenue, Shepard Building Project,
    Series B, AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 ......................                 3,000,000                 3,235,800
Rhode Island State Health and Educational Building Corp. Revenue,
    Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 ...............                 8,400,000                 8,009,568
    Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 ...........                 3,000,000                 3,184,650
    St. Antoine Residence, 6.70%, 11/15/12 .....................................                 2,320,000                 2,486,785
    St. Antoine Residence, 6.75%, 11/15/18 .....................................                 2,750,000                 2,952,098
                                                                                                                      --------------
                                                                                                                          97,329,072
                                                                                                                      --------------
SOUTH CAROLINA .7%
Berkeley County School District COP, Berkeley School Facilities Group Inc.,
    AMBAC Insured, Pre-Refunded, 6.30%, 2/01/16 ................................                 1,800,000                 1,909,386
Piedmont Municipal Power Agency Electric Revenue, Refunding,
    6.60%, 1/01/21 .............................................................                10,645,000                10,490,435
    Series A, 5.75%, 1/01/24 ...................................................                 3,150,000                 2,814,053
    Series A, AMBAC Insured, 6.55%, 1/01/16 ....................................                 7,340,000                 7,338,312
    Series A, AMBAC Insured, 5.75%, 1/01/24 ....................................                 5,050,000                 4,866,382
Richland County PCR, Union Camp Corp. Project, Refunding,
    Series C, 6.55%, 11/01/20 ..................................................                 3,000,000                 3,006,900
South Carolina Public Service Authority Revenue, Refunding,
    Series A, AMBAC Insured, 6.375%, 7/01/21 ...................................                12,765,000                13,022,215
                                                                                                                      --------------
                                                                                                                          43,447,683
                                                                                                                      --------------
SOUTH DAKOTA .2%
Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding,
    6.70%, 6/01/10 .............................................................                 5,000,000                 5,197,350
South Dakota HDA Revenue, Homeownership Mortgage,
    Series A, 6.30%, 5/01/17 ...................................................                 2,155,000                 2,193,941
    Series D, 6.65%, 5/01/14 ...................................................                 3,315,000                 3,428,870
    Series G, 7.125%, 5/01/14 ..................................................                 3,405,000                 3,572,832
                                                                                                                      --------------
                                                                                                                          14,392,993
                                                                                                                      --------------
TENNESSEE .8%
Chattanooga Health Educational and Housing Facility Board Revenue,
  Catholic Health Initiatives, Refunding,
    Series A, 5.00%, 12/01/18 ..................................................                 2,150,000                 1,809,698
Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
    6.125%, 8/01/05 ............................................................                 2,290,000                 2,305,526
    6.30%, 8/01/07 .............................................................                 1,000,000                 1,012,620

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TENNESSEE (CONT.)
Johnson City Health and Educational Facilities Board Hospital Revenue,
  Refunding, First Mortgage Mountain States Health, Series A, MBIA Insured,
    6.00%, 7/01/21 .............................................................            $    7,000,000            $    6,966,120
Knox County Health, Educational and Housing Facilities Board MFHR,
    East Towne Village Project, GNMA Secured, 8.20%, 7/01/28 ...................                 4,675,000                 4,772,614
Memphis-Shelby County Airport Authority Special Facilities and
  Project Revenue, Federal Express Corp.,
    7.875%, 9/01/09 ............................................................                14,690,000                15,459,462
    6.75%, 9/01/12 .............................................................                 6,520,000                 6,720,751
Metropolitan Government of Nashville and Davidson County Health and Educational
    Facilities Board Revenue, Multi-Modal Health Facility, Asset Guaranty,
    5.50%, 5/01/23 .............................................................                   985,000                   888,401
Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment
     Inc., Refunding and Improvement, 6.00%, 5/01/03                                             5,000,000                 4,834,400
Metropolitan Nashville Airport Authority Revenue, Series C,
    FGIC Insured, 6.60%, 7/01/15 ...............................................                 1,940,000                 2,016,669
Shelby County Health Educational and Housing Facilities Board Hospital Revenue,
    MBIA Insured, 5.00%, 4/01/18 ...............................................                 5,000,000                 4,440,050
Tennessee HDA, Homeownership Program, Series 1992, 6.80%, 7/01/17 ..............                 2,115,000                 2,177,054
Tennessee State Local Development Authority Revenue, Community Provider
    Pooled Loan Program, Pre-Refunded, 6.45%, 10/01/14 .........................                 2,275,000                 2,436,866
                                                                                                                      --------------
                                                                                                                          55,840,231
                                                                                                                      --------------
TEXAS 5.8%
Austin Utility System Revenue,
    Refunding, FGIC Insured, 6.25%, 5/15/16 ....................................                 7,755,000                 7,984,781
    Series A, Pre-Refunded, 8.00%, 11/15/16 ....................................                18,100,000                18,741,464
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word
    Health Services, Refunding, FSA Insured, ETM,
    6.00%, 11/15/15 ............................................................                 4,500,000                 4,765,050
    6.10%, 11/15/23 ............................................................                 8,300,000                 8,938,021
Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 ...........                 1,675,000                 1,713,257
Bexar Metropolitan Water District Water Works Systems Revenue, Refunding,
    MBIA Insured, 5.875%, 5/01/22 ..............................................                 2,860,000                 2,826,967
Brazos River Authority PCR, Texas Utilities Electric Co. Project,
    Collateralized, Refunding, Series C, 5.55%, 6/01/30 ........................                20,000,000                16,844,400
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
  American Airlines Inc.,
    8.00%, 11/01/24 ............................................................                99,000,000               101,730,420
    Refunding, 6.00%, 11/01/14 .................................................                29,400,000                28,623,840
El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ........................                 2,775,000                 2,947,855
Fort Worth Higher Education Financial Corp. Higher Education Revenue,
  Texas Christian University Project,
    5.00%, 3/15/27 .............................................................                 4,000,000                 3,452,320
Grand Prairie Health Facilities Development Corp., Dallas/Fort Worth Medical
  Center Project, Refunding,
    AMBAC Insured, 6.875%, 11/01/10 ............................................                 2,700,000                 2,747,223
Gulf Coast Waste Disposal Authority Environmental Improvement Revenue,
    UXS Corp. Projects, Refunding, 5.50%, 9/01/17 ..............................                 3,250,000                 2,850,445
Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 ..........                20,250,000                20,870,460
Houston Water and Sewer System Revenue,
    Junior lien, Refunding, Series D, FGIC Insured, 5.00%, 12/01/25 ............                 9,710,000                 8,405,559
    Series B, 6.375%, 12/01/14 .................................................                21,000,000                21,929,040
Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ...............................                    20,000                    20,007
Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp.,
    Refunding, 5.55%, 3/01/33 ..................................................                 2,500,000                 2,253,450
Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%,
    12/01/17 ..................................................................                  1,000,000                 1,012,780

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS (CONT.)
Matagorda County Navigation District No. 1 PCR,
  Central Power and Light Co. Project, Refunding,
    Series E, MBIA Insured, 6.10%, 7/01/28 .....................................            $   16,500,000            $   16,534,650
  Central Power and Light Co. Project, Refunding, 6.00%, 7/01/28 ...............                19,200,000                18,129,984
Matagorda County Navigation District No. 1 Revenue, PCR, Collateralized,
  Houston Lighting and Power Co., Refunding, Series A, AMBAC Insured,
    6.70%, 3/01/27 ............................................................                  5,500,000                 5,745,630
Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ...............................                   450,000                   454,478
North Central Health Facility Development Corp. Revenue, Texas Health Resources
  System, Series B, MBIA Insured, 5.125%, 2/15/22 ..............................                 5,985,000                 5,259,917
Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
  Refunding, Series A,  5.60%, 4/01/18 .........................................                 4,500,000                 3,560,085
Port Corpus Christi IDC Revenue, Valero, Refunding,
    Series B, 5.40%, 4/01/18 ...................................................                 4,000,000                 3,480,120
    Series C, 5.40%, 4/01/18 ...................................................                 6,000,000                 5,124,840
Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding,
    5.65%, 12/01/22 ............................................................                13,000,000                11,122,150
Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co.
  of Oklahoma, Central Power and Light Co., Refunding, MBIA Insured, 6.00%,
    6/01/20 ...................................................................                  5,000,000                 5,031,500
Sabine River Authority PCR,
    Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ...                 4,000,000                 4,057,320
    Texas Utilities Electric Co. Project, Collateralized, Refunding,
    FGIC Insured, 6.55%, 10/01/22 ..............................................                 7,700,000                 7,948,556
San Antonio Water Revenue, senior lien, MBIA Insured,
    6.50%, 5/15/10 .............................................................                 2,795,000                 2,918,958
    Pre-Refunded, 6.50%, 5/15/10 ...............................................                 1,440,000                 1,513,296
Tarrant County Health Facilities Development Corp. Health Services Revenue,
  Health Resources System, Series A,  MBIA Insured, 5.00%, 2/15/26 .............                10,000,000                 8,539,700
Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ....                 2,500,000                 2,584,825
Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ..................                 3,575,000                 3,707,347
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical
  Center Project,
    Series A, MBIA Insured, 5.50%, 11/01/17 ....................................                 1,735,000                 1,665,374
    Series D, FSA Insured, 5.375%, 11/01/27 ....................................                14,400,000                12,883,968
                                                                                                                      --------------
                                                                                                                         378,920,037
                                                                                                                      --------------
US TERRITORIES 1.6%
District of Columbia GO, Series E, MBIA Insured,
    6.00%, 6/01/13 .............................................................                 3,845,000                 3,917,055
    Pre-Refunded, 6.00%, 6/01/13 ...............................................                   155,000                   162,118
District of Columbia HFA, MFHR, Refunding, Series A, FHA Insured
    7.10%, 9/01/12 .............................................................                 1,830,000                 1,877,287
    7.15%, 3/01/24 .............................................................                 6,575,000                 6,719,124
District of Columbia Hospital Revenue, Washington Hospital Center Corp.,
    Series A, Pre-Refunded, 9.00%, 1/01/08 .....................................                 3,370,000                 3,532,771
District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena
    Special Tax Revenue, 5.625%, 11/01/10 ......................................                   740,000                   745,343
District of Columbia Revenue, Catholic University of America,
    Connie Lee Insured, 6.45%, 10/01/23 ........................................                 5,265,000                 5,593,799
Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ............................................................                   325,000                   341,156
    6.70%, 10/01/23 ............................................................                 1,000,000                 1,050,230
Guam Government Limited Obligation Highway Revenue, Refunding,
    Series A, FSA Insured, 6.30%, 5/01/12 ......................................                   280,000                   292,228

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
US TERRITORIES (CONT.)
Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 ........................            $      200,000            $      176,780
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
    Series A, 6.85%, 3/15/28 ...................................................                   990,000                   964,696
Puerto Rico Commonwealth GO,
    AMBAC Insured, 5.40%, 7/01/25 ..............................................                   250,000                   236,513
    Pre-Refunded, 6.50%, 7/01/23 ...............................................                   250,000                   268,525
    Public Improvement, Refunding, 5.75%, 7/01/17 ..............................                   250,000                   250,508
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 ...................................................                 2,500,000                 2,102,525
    Series Y, 5.50%, 7/01/26 ...................................................                 1,150,000                 1,077,355
    Series Y, 5.00%, 7/01/36 ...................................................                59,000,000                49,584,190
    Series Y, 5.50%, 7/01/36 ...................................................                 7,000,000                 6,504,260
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
  Appropriation, Refunding,  7.875%, 10/01/04 ..................................                 3,200,000                 3,271,360
Puerto Rico Electric Power Authority Revenue,
    Series R, Pre-Refunded, 6.25%, 7/01/17 .....................................                   100,000                   104,520
    Series T, 5.50%, 7/01/20 ...................................................                   400,000                   381,696
    Series X, 5.50%, 7/01/25 ...................................................                   200,000                   187,574
Puerto Rico Housing Bank and Financing Authority SFMR, Affordable
  Housing Mortgage, First Portfolio, 6.25%, 4/01/29 ............................                   130,000                   131,442
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
  Financing Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ...........                   350,000                   364,256
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Industrial Revenue,
    Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...............................                   850,000                   735,242
    Teacher's Retirement System Revenue,Series B, 5.50%, 7/01/21 ...............                   250,000                   238,853
Puerto Rico PBA, Public Education and Health Facilities, Refunding,
    Series M, 5.75%, 7/01/15 ...................................................                   900,000                   903,501
University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .....                   285,000                   262,288
 Virgin Islands PFA Revenue,
    senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .........                 1,400,000                 1,250,592
    senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .........                 6,485,000                 5,656,801
    senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ........                 1,900,000                 1,666,642
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 ...........                 1,755,000                 1,744,593
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 ...........                 1,700,000                 1,678,087
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 ...........                 1,850,000                 1,817,274
Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
    5.30%, 7/01/18 .............................................................                   500,000                   453,910
                                                                                                                      --------------
                                                                                                                         106,245,094
                                                                                                                      --------------
UTAH .7%
Carbon County Solid Waste Disposal Revenue, Laidlaw Inc. Project, Refunding,
    Series A, 7.50%, 2/01/10 ...................................................                 5,050,000                 5,062,322
Intermountain Power Agency Power Supply Revenue, Refunding,
    Series A, 6.15%, 7/01/14 ...................................................                25,000,000                25,707,250
Salt Lake County College Revenue,
    Westminster College Project, 5.70%, 10/01/17 ...............................                 1,000,000                   932,180
    Westminster College Project, 5.75%, 10/01/27 ...............................                 1,000,000                   917,040
    Westminster College Project, 5.625%, 10/01/28 ..............................                 3,305,000                 2,969,642

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
UTAH (CONT.)
Utah State HFA,
    Refunding, Series A, FNMA Insured, 6.50%, 5/01/19 ..........................            $    2,945,000            $    2,977,896
    SFM, Refunding, 6.80%, 1/01/12 .............................................                   470,000                   485,007
    SFM, Series B, 6.55%, 7/01/19 ..............................................                 1,440,000                 1,480,147
    SFM, Series B, 6.55%, 7/01/26 ..............................................                 2,320,000                 2,369,138
    SFM, Series C-1, 6.80%, 7/01/12 ............................................                   120,000                   123,787
    SFM, Series C-1, 8.375%, 7/01/19 ...........................................                   245,000                   246,000
    SFM, Series E-1, 6.65%, 7/01/20 ............................................                   990,000                 1,015,473
                                                                                                                      --------------
                                                                                                                          44,285,882
                                                                                                                      --------------
VERMONT .3%
Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher
  Allen Health, Series A, AMBAC Insured, 6.125%, 12/01/27 ......................                13,000,000                13,144,300
Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 ...................................                 9,400,000                 9,620,806
                                                                                                                      --------------
                                                                                                                          22,765,106
                                                                                                                      --------------
VIRGINIA .6%
Danville IDA, Hospital Revenue,
    Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
      6.50%, 10/01/24 ..........................................................                5,840,000                 6,239,106
    Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/19 .......                 5,885,000                 6,287,181
Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project,
    6.00%, 8/01/15 .............................................................                 7,250,000                 7,559,793
Henrico County Water and Sewer Revenue, Refunding, 5.00%, 5/01/22 ..............                 4,875,000                 4,287,904
Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding,
    5.20%, 1/01/28 .............................................................                 2,000,000                 1,708,840
Medical College Hospital Authority Revenue, General Revenue Bonds,
    MBIA Insured, 5.125%, 7/01/18 ..............................................                 2,000,000                 1,830,220
Newport News GO, Series B, 5.00%, 3/01/19 ......................................                 3,550,000                 3,176,540
Portsmouth IDAR, Hotel Conference Center and Parking, FSA Insured,
    5.00%, 4/01/29 .............................................................                 4,000,000                 3,465,080
Virginia State HDA, Commonwealth Mortgage, Series C, Sub Series C-6,
    6.25%, 1/01/15 .............................................................                 5,120,000                 5,199,565
                                                                                                                      --------------
                                                                                                                          39,754,229
                                                                                                                      --------------
WASHINGTON 2.7%
Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ...........................                   100,000                   100,990
Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ...................                   100,000                   102,263
Bellingham Housing Authority Revenue,
    Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 .....................                   200,000                   216,386
    Pacific Rim and Cascade Meadows Project, Refunding, MBIA Insured,
    5.20%, 11/01/27 ............................................................                   200,000                   172,810
Chelan County PUD No. 1,
    Cheland Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 ........                 5,000,000                 4,611,700
    Consolidated Revenue, Chelan Hydroelectric Division I Project,
      Series A, FSA Insured, 5.25%, 7/01/33 ....................................                   200,000                   172,956
Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ......................                   200,000                   198,508
Conservation and Renewable Energy System Revenue, Washington Conservation
    Project, 6.50%, 10/01/14 ...................................................                   400,000                   417,612
Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured,
    6.00%, 1/01/15 ............................................................                    100,000                   101,912
Federal Way GO, Refunding, 5.85%, 12/01/21 .....................................                   100,000                    98,074
Grant County PUD No. 2,
    Priest Rapids Hydroelectric Revenue, Second Series, Series B, MBIA Insured,
      5.875%, 1/01/26 ..........................................................                   100,000                    98,364
    Wanapum Hydroelectric Revenue,Refunding, Second Series, Series A,
      MBIA Insured, 5.20%, 1/01/23 .............................................                   250,000                   221,663

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WASHINGTON (CONT.)
King County GO,
    Sewer District, 5.875%, 1/01/15 ............................................            $      100,000            $      101,020
    Sewer, Refunding, Series C, 6.25%, 1/01/32 .................................                 8,715,000                 8,851,738
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ..                   175,000                   176,713
King County School District No. 400, Mercer Island, 5.90%, 12/01/15 ............                   100,000                   101,112
King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13 ...                   100,000                   104,465
King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 ........                   200,000                   201,970
Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue,
    6.00%, 10/01/24 ............................................................                   200,000                   200,014
Pierce County EDC, Solid Waste Revenue,
    Occidental Petroleum Corp., 5.80%, 9/01/29 .................................                 4,375,000                 3,763,288
    Steilacoom, Refunding, 6.60%, 8/01/22 ......................................                32,480,000                33,257,896
Pierce County Sewer Revenue, 5.70%, 2/01/17 ....................................                   100,000                    98,717
Pilchuck Development Public Corp. Special Facilities Airport Revenue,
    Tramco Project, B.F. Goodrich, 6.00%, 8/01/23 ..............................                   800,000                   741,696
Port Moses Lake Public Corp., Union Carbide Corp.,
    7.50%, 8/01/04 .............................................................                 2,100,000                 2,102,604
    7.875%, 8/01/06 ............................................................                 1,000,000                 1,015,460
Port of Seattle Revenue, Series B,
    6.00%, 11/01/17 ............................................................                   180,000                   181,363
    Pre-Refunded, 6.00%, 11/01/17 ..............................................                    20,000                    20,468
Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 .........................                 3,210,000                 3,427,221
Seattle Housing Authority Low Income Housing Assistance Revenue,
    Kin On Project, 7.40%, 11/20/36 ............................................                    99,000                   109,079
Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V,
    6.20%, 1/01/32 .............................................................                 9,880,000                 9,949,852
Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ....................                   300,000                   260,760
Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 .............................                   100,000                   100,751
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 .............                   200,000                   202,748
Snohomish County PUD No. 1 Electric Revenue, Generation System,
    Refunding, FGIC Insured, 6.00%, 1/01/18 ....................................                   200,000                   201,028
Snohomish County PUD No. 1 Water Revenue, 5.85%, 11/01/17 ......................                   100,000                   100,028
Snohomish County USD No. 6 GO, 6.50%, 12/01/11 .................................                 7,000,000                 7,566,229
Spokane County GO, Refunding, 6.00%, 12/01/14 ..................................                   130,000                   133,179
Spokane County Water District No. 3 Water Revenue, Refunding,
    5.90%, 1/01/14 .............................................................                   100,000                   100,047
Stevens County Public Corp. PCR, Water Power Co. Project, Refunding,
    6.00%, 12/01/23 ............................................................                   300,000                   286,880
Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ....................................                   100,000                   101,786
Tacoma Electric System Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 ........                   200,000                   205,725
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ............................                   300,000                   286,169
Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded,
    7.00%, 12/01/19 ............................................................                   100,000                   109,725
Tacoma Water Revenue, FGIC Insured, 5.25%, 12/01/16 ............................                   100,000                    93,686
University of Washington Alumni Association Lease Revenue,
    Medical Center Roosevelt II, FSA Insured, 6.30%, 8/15/14 ...................                 4,500,000                 4,646,024
Washington State COP, Office Building Project, Series A, MBIA Insured,
    6.00%, 4/01/12 .............................................................                   100,000                   101,859
Washington State Health Care Facilities Authority Revenue,
    Children's Hospital and Regional Medical Center, FSA Insured,
      5.00%, 10/01/28 ..........................................................                   600,000                   507,000
    Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 .....................                   250,000                   215,487
Washington State Health Care Facilities Authority Revenue,
    Providence Services,  MBIA Insured, 5.50%, 12/01/26 ........................                 7,000,000                 6,450,500
Washington State Higher Education Facilities Authority Revenue,
    Pacific Lutheran University Project, Refunding,
      Connie Lee Insured, 5.70%, 11/01/26 ......................................                   200,000                   189,553


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 WASHINGTON (CONT.)
 Washington State Housing Finance Commission SF Program,
    Series 1A-1, GNMA Secured, FNMA Insured, 6.25%, 6/01/16 ........................          $      100,000          $      101,256
    Series 1A-3, GNMA Secured, FMNA Insured, 6.15%, 12/01/15 .......................                 200,000                 201,503
    Series 2N, GNMA Secured, FNMA Insured, 6.05%, 12/01/16 .........................                 100,000                 100,617
    Series 3A, GNMA Secured, FNMA Insured, 5.75%, 12/01/28 .........................                 195,000                 182,074
 Washington State Housing Finance Commission SFMR, MBS Program, Series A,
 GNMA Secured, FNMA Insured, 7.05%, 7/01/22 ........................................                  30,000                  31,053
 Washington State Motor Vehicle Fuel Tax GO, Series D, 6.00%, 9/01/20 ..............                 240,000                 241,168
 Washington State Public Power Supply System Revenue,
    Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 .....................              35,355,000              35,977,247
    Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .......              19,965,000              20,291,027
    Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 .....................              18,330,000              18,768,453
    Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 .....................               7,700,000               8,184,021
    Nuclear Project No. 2, Series A, 6.25%, 7/01/12 ................................               3,200,000               3,293,887
                                                                                                                      --------------
                                                                                                                         180,149,384
                                                                                                                      --------------
 WEST VIRGINIA .7%
 Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
    6.50%, 4/01/25 .................................................................               3,500,000               3,482,639
    Refunding, 5.40%, 5/01/25 ......................................................              10,000,000               8,626,499
 Putnam County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/13 .................               1,700,000               1,570,391
 Tyler County PCR, Union Carbide Corp., 7.625%, 8/01/05 ............................               2,400,000               2,595,311
 West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ...................              10,000,000               8,902,099
 West Virginia State Hospital Finance Authority Hospital Revenue, Logan
 General Hospital Project, Refunding and Improvement, 7.25%, 7/01/20 ...............               7,000,000               5,936,769
 West Virginia State Housing Development Fund, Housing Finance, Series D,
    7.00%, 5/01/17 .................................................................               6,000,000               6,212,459
    7.05%, 11/01/24 ................................................................               9,000,000               9,299,069
                                                                                                                      --------------
                                                                                                                          46,625,236
                                                                                                                      --------------
 WISCONSIN 1.2%
 Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ........................               2,200,000               2,212,362
 Madison Industrial IDR, Madison Gas and Electric Co. Project, Series A,
 6.75%, 4/01/27 ....................................................................               4,220,000               4,406,734
 Wisconsin Housing and EDA, Homeownership Revenue,
    Refunding, Series A, 6.10%, 11/01/10 ...........................................               9,190,000               9,365,528
    Series 1, 6.75%, 9/01/15 .......................................................              10,230,000              10,560,837
    Series 1, 6.75%, 9/01/17 .......................................................               3,000,000               3,097,019
    Series A, 6.90%, 3/01/16 .......................................................               1,985,000               2,072,856
    Series A, 6.45%, 3/01/17 .......................................................               5,500,000               5,635,904
    Series A, 7.10%, 3/01/23 .......................................................               4,475,000               4,615,962
    Series B, 7.05%, 11/01/22 ......................................................               3,000,000               3,109,199
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ..........              21,050,000              18,989,836
    Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 .........................               1,500,000               1,266,884
    Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 .........................               3,000,000               2,411,519

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 WISCONSIN (CONT.)

Wisconsin State Health and Educational Facilities Authority Revenue, (cont.)
   Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ......................          $    6,500,000          $    6,697,209
   Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ......................               7,500,000               7,620,074
                                                                                                                      --------------
                                                                                                                          82,061,923
                                                                                                                      --------------
WYOMING .3%
Wyoming CDA,
   Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ...........................              11,540,000              11,523,843
   MFMR, Series A, 6.95%, 6/01/24 ..................................................               3,460,000               3,521,276
   MFMR, Series A, Pre-Refunded, 6.90%, 6/01/12 ....................................               1,360,000               1,384,941
   SFMR, Series G, 7.25%, 6/01/21 ..................................................                 715,000                 738,773
                                                                                                                      --------------
                                                                                                                          17,168,833
                                                                                                                      --------------
TOTAL BONDS (COST $6,311,325,292) ..................................................                                   6,295,102,205
                                                                                                                      --------------
ZERO COUPON BONDS 2.8%
Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles
Parish Memorial Hospital Project, Series A,12/01/22 ................................              11,040,000               7,819,522
Chicago RMR, Refunding, Series B, MBIA Insured,10/01/09 ............................               4,365,000               2,269,494
Coldwater Community Schools, MBIA Insured, Pre-Refunded,5/01/18 ....................               5,935,000               2,055,647
Colorado Springs Airport Revenue, Series C,
   01/01/03 ........................................................................               1,660,000               1,427,185
   01/01/05 ........................................................................               1,610,000               1,228,333
   01/01/07 ........................................................................               1,675,000               1,122,501
   01/01/08 ........................................................................                 800,000                 501,488
   01/01/11 ........................................................................               1,450,000                 747,693
Cook County GO, Community Consolidated School District No. 54, Schaumburg
Township, Series B, FGIC Insured, Pre-Refunded,
   01/01/07 ........................................................................               3,505,000               2,389,043
   01/01/08 ........................................................................               4,800,000               3,061,584
   01/01/09 ........................................................................               4,380,000               2,611,706
   01/01/10 ........................................................................               5,760,000               3,218,630
Florida State Mid-Bay Bridge Authority Revenue, Series A, senior lien,
AMBAC Insured,
   10/01/23 ........................................................................               5,000,000               1,162,400
   10/01/24 ........................................................................               3,000,000                 653,760
Foothill/Eastern Corridor Agency Toll Road Revenue,
   Capital Appreciation, Refunding,01/15/24 ........................................              65,000,000              14,013,350
   Convertible Capital Appreciation, Refunding,01/15/23 ............................              35,000,000              18,842,600
Harrison Community Schools GO, AMBAC Insured,5/01/20 ...............................               6,000,000               1,758,300
Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
   08/15/07 ........................................................................               1,640,000               1,105,426
   08/15/08 ........................................................................               4,505,000               2,867,207
   08/15/09 ........................................................................               4,580,000               2,750,244
   08/15/10 ........................................................................               4,620,000               2,615,474
   08/15/13 ........................................................................               6,825,000               3,189,391
   08/15/14 ........................................................................               6,860,000               2,998,026

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS (CONT.)
 Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, (cont.)
    08/15/16 .........................................................................         $    7,005,000         $    2,670,866
    08/15/17 .........................................................................              7,115,000              2,535,501
 Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
    Capital Appreciation, Series A, FGIC Insured,06/15/09 ............................              9,510,000              5,793,968
    Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, ETM, 06/15/09 ........              1,490,000                908,587
    McCormick Place Expansion Project, Series A, FGIC Insured,06/15/10 ...............              8,000,000              4,598,000
    McCormick Place Expansion Project, Series A, FGIC Insured,06/15/11 ...............              9,690,000              5,249,848
    McCormick Place Expansion Project, Series A, FGIC Insured,06/15/12 ...............                250,000                226,835
    McCormick Place Expansion Project, Series A, FGIC Insured, Pre-Refunded,
    06/15/12 .........................................................................             11,550,000             10,695,762
    McCormick Place Exposition, Series A, FGIC Insured,06/15/08 ......................              1,315,000                849,240
    McCormick Place Exposition, Series A, FGIC Insured,06/15/08 ......................              7,185,000              4,563,912
 Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 10/01/34 ...              5,500,000                637,780
 Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured,1/01/08 .........              5,250,000              3,482,588
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Refunding, Series A,01/15/21 .....................................................             50,000,000             29,967,000
    senior lien, ETM,01/01/23 ........................................................              7,000,000              1,829,520
 Shreveport Water and Sewer Revenue, Series B, FGIC Insured,
    12/01/07 .........................................................................                490,000                310,528
    12/01/08 .........................................................................              2,530,000              1,492,245
    12/01/09 .........................................................................              4,080,000              2,242,001
    12/01/10 .........................................................................              5,630,000              2,880,139
 University of Illinois Revenues, AMBAC Insured,4/01/10 ..............................             14,250,000              8,282,813
 Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
 Refunding, Series B,
    07/01/12 .........................................................................              6,400,000              3,204,416
    07/01/13 .........................................................................             11,000,000              5,143,490
    07/01/14 .........................................................................             15,000,000              6,556,800
                                                                                                                      --------------
 TOTAL ZERO COUPON BONDS (COST $160,737,653) .........................................                                   184,530,843
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENTS (COST $6,472,062,945) ...................................                                 6,479,633,048
                                                                                                                      --------------
 (a) SHORT-TERM INVESTMENTS
 Long Island Power Authority Electric System Revenue, Sub Series 5, Daily
 VRDN and Put, 5.75%, 5/01/33 ........................................................                300,000                300,000
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D,  MBIA Insured, Daily VRDN and Put, 5.70%,
 1/01/35 .............................................................................              1,200,000              1,200,000
 Philadelphia Water and Wastewater Revenue, Series B, Weekly VRDN and Put,
 4.50%, 8/01/27 ......................................................................                300,000                300,000
                                                                                                                      --------------
 TOTAL SHORT-TERM INVESTMENTS (COST $1,800,000) ......................................                                     1,800,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $6,473,862,945) 98.4% .......................................                                 6,481,433,048
 OTHER ASSETS, LESS LIABILITIES 1.6% .................................................                                   105,858,462
                                                                                                                      --------------
 NET ASSETS 100.0% ...................................................................                                $6,587,291,510
                                                                                                                      ==============


See glossary of terms on page 48.

(a) Variable rate demand notes (VRNDs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------
AMBAC  -  American Municipal Bond Assurance Corp.
BIG    -  Bond Investors Guaranty Insurance Co.
CDA    -  Community Development Authority/Agency
COP    -  Certificate of Participation
CRDA   -  Community Redevelopment Authority/Agency
EDA    -  Economic Development Authority
EDC    -  Economic Development Corp.
EDR    -  Economic Development Revenue
ETM    -  Escrow to Maturity
FGIC   -  Financial Guaranty Insurance Co.
FHA    -  Federal Housing Authority/Agency
FI/GML -  Federally Insured or Guaranteed Mortgage Loans
FNMA   -  Federal National Mortgage Association
FSA    -  Financial Security Assistance
GNMA   -  Government National Mortgage Association
GO     -  General Obligation
HDA    -  Housing Development Authority
HFA    -  Housing Finance Authority/Agency
HFAR   -  Housing Finance Authority/Agency Revenue
HFC    -  Housing Finance Corp.
HMR    -  Home Mortgage Revenue
IDA    -  Industrial Development Authority/Agency
IDB    -  Industrial Development Board/Bond
IDC    -  Industrial Development Corp.
IDAR   -  Industrial Development Authority Revenue
IDBR   -  Industrial Development Board/Bond Revenue
IDR    -  Industrial Development Revenue
ISD    -  Independent School District
LP     -  Limited Partnership
MBIA   -  Municipal Bond Investors Assurance Corp.
MBS    -  Mortgage-Backed Securities
MF     -  Multi-Family
MFHR   -  Multi-Family Housing Revenue
MFMR   -  Multi-Family Mortgage Revenue
MFR    -  Multi-Family Revenue
MTA    -  Metropolitan Transit Authority
PCFA   -  Pollution Control Financing Authority
PCR    -  Pollution Control Revenue
PFA    -  Public Financing Authority
PUD    -  Public Utility District
RDA    -  Redevelopment Authority/Agency
RDAR   -  Redevelopment Authority/Agency Revenue
RMR    -  Residential Mortgage Revenue
SF     -  Single Family
SFHR   -  Single Family Housing Revenue
SFM    -  Single Family Mortgage
SFMR   -  Single Family Mortgage Revenue
SFR    -  Single Family Revenue
USD    -  Unified School District
VRDN   -  Variable Rate Demand Notes

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000

Assets:
 Investments in securities:
  Cost ...................................................................................................          $ 6,473,862,945
                                                                                                                    ===============
  Value ..................................................................................................            6,481,433,048
 Cash ....................................................................................................                2,383,252
 Receivables:
  Capital shares sold ....................................................................................                5,506,912
  Interest ...............................................................................................              124,881,825
                                                                                                                    ---------------
      Total assets .......................................................................................            6,614,205,037
                                                                                                                    ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................                7,572,031
  Capital shares redeemed ................................................................................               10,583,329
  Affiliates .............................................................................................                3,580,608
  Shareholders ...........................................................................................                4,980,196
 Other liabilities .......................................................................................                  197,363
                                                                                                                    ---------------
      Total liabilities ..................................................................................               26,913,527
                                                                                                                    ---------------
       Net assets, at value ..............................................................................          $ 6,587,291,510
                                                                                                                    ===============
Net assets consist of:
 Undistributed net investment income .....................................................................          $     2,695,511
 Net unrealized appreciation .............................................................................                7,570,103
 Accumulated net realized loss ...........................................................................              (47,959,732)
 Capital shares ..........................................................................................            6,624,985,628
                                                                                                                    ---------------
      Net assets, at value ...............................................................................          $ 6,587,291,510
                                                                                                                    ===============
CLASS A:
 Net asset value per share ($6,321,013,777 / 553,920,298 shares outstanding)* ............................          $         11.41
                                                                                                                    ===============
 Maximum offering price per share ($11.41 / 95.75%) ......................................................          $         11.92
                                                                                                                    ===============
CLASS B:
 Net asset value and maximum offering price per share ($66,157,670 / 5,800,135 shares outstanding)* ......          $         11.41
                                                                                                                    ===============
CLASS C:
 Net asset value per share ($200,120,063 / 17,543,198 shares outstanding)* ...............................          $         11.41
                                                                                                                    ===============
 Maximum offering price per share ($11.41 / 99.00%) ......................................................          $         11.53
                                                                                                                    ===============


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000


Investment income:
 Interest ......................................................................................                      $ 437,935,705
                                                                                                                      -------------
Expenses:
 Management fees (Note 3) ......................................................................                         31,729,190
 Distribution fees (Note 3)
  Class A ......................................................................................                          5,380,876
  Class B ......................................................................................                            341,996
  Class C ......................................................................................                          1,371,606
 Transfer agent fees (Note 3) ..................................................................                          3,343,918
 Custodian fees ................................................................................                             78,857
 Reports to shareholders .......................................................................                            477,154
 Registration and filing fees ..................................................................                            246,008
 Professional fees (Note 3) ....................................................................                            104,174
 Directors' fees and expenses ..................................................................                            122,786
 Other .........................................................................................                            283,819
                                                                                                                      -------------
      Total expenses ...........................................................................                         43,480,384
                                                                                                                      -------------
       Net investment income ...................................................................                        394,455,321
                                                                                                                      -------------
Realized and unrealized losses:
 Net realized loss from investments ............................................................                        (47,663,825)
 Net unrealized depreciation on investments ....................................................                       (494,853,639)
                                                                                                                      -------------
Net realized and unrealized loss ...............................................................                       (542,517,464)
                                                                                                                      -------------
Net decrease in net assets resulting from operations ...........................................                      $(148,062,143)
                                                                                                                      =============


                      See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2000 AND 1999

                                                                                               2000                       1999
                                                                                         -------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................           $   394,455,321            $   394,499,322
  Net realized gain (loss) from investments ..................................               (47,663,825)                30,265,498
  Net unrealized appreciation (depreciation) on investments ..................              (494,853,639)                 8,220,333
                                                                                         -------------------------------------------
      Net increase (decrease) in net assets resulting from operations ........              (148,062,143)               432,985,153
Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................              (382,450,278)              (387,521,130)
   Class B ...................................................................                (2,605,389)                  (156,270)
   Class C ...................................................................               (10,680,321)                (8,350,778)
  Net realized gains:
   Class A ...................................................................                (4,251,999)                        --
   Class B ...................................................................                   (20,970)                        --
   Class C ...................................................................                  (130,567)                        --
                                                                                         -------------------------------------------
 Total distributions to shareholders .........................................              (400,139,524)              (396,028,178)
 Capital share transactions: (Note 2)
  Class A ....................................................................              (320,895,503)               110,674,594
  Class B ....................................................................                41,612,034                 28,056,262
  Class C ....................................................................                 4,088,573                 76,844,652
                                                                                         -------------------------------------------
      Total capital share transactions .......................................              (275,194,896)               215,575,508
       Net increase (decrease) in net assets .................................              (823,396,563)               252,532,483
Net assets
 Beginning of year ...........................................................             7,410,688,073              7,158,155,590
                                                                                         -------------------------------------------
 End of year .................................................................           $ 6,587,291,510            $ 7,410,688,073
                                                                                         ===========================================
Undistributed net investment income included in net assets:
 End of year .................................................................           $     2,695,511            $     3,975,053
                                                                                         ===========================================


                      See notes to financial statements.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


2. CAPITAL STOCK (CONT.)

At April 30, 2000, there were ten billion shares of no par value stock authorized, of which three billion each were designated as Class A and Class C, and one hundred million were designated as Class B. Transactions in the Fund's shares were as follows:

                                                                                  YEAR ENDED APRIL 30,
                                                       ----------------------------------------------------------------------------
                                                                     2000                                     1999(a)
                                                       ----------------------------------------------------------------------------
                                                           SHARES             AMOUNT                SHARES              AMOUNT
                                                       ----------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................................         117,037,208      $ 1,368,319,268          141,557,333      $ 1,748,852,193
 Shares issued on merger (Note 7) .............          12,219,274          145,466,596                   --                   --
 Shares issued in reinvestment of distributions          14,046,199          163,631,450           13,019,553          160,434,527
 Shares redeemed ..............................        (171,803,128)      (1,998,312,817)        (145,578,579)      (1,798,612,126)
                                                       ----------------------------------------------------------------------------
 Net increase (decrease) ......................         (28,500,447)     $  (320,895,503)           8,998,307      $   110,674,594
                                                       ============================================================================

CLASS B SHARES:
 Shares sold ..................................           4,234,722      $    49,734,204            2,267,562      $    27,969,254
 Shares issued in reinvestment of distributions             131,183            1,519,166                8,064               99,100
 Shares redeemed ..............................            (840,415)          (9,641,336)                (981)             (12,092)
                                                       ----------------------------------------------------------------------------
 Net increase .................................           3,525,490      $    41,612,034            2,274,645      $    28,056,262
                                                       ============================================================================

CLASS C SHARES:
 Shares sold ..................................           5,630,436      $    65,795,085            7,659,630      $    94,594,251
 Shares issued in reinvestment of distributions             564,964            6,580,822              421,645            5,197,244
 Shares redeemed ..............................          (5,917,220)         (68,287,334)          (1,859,163)         (22,946,843)
                                                       ----------------------------------------------------------------------------
 Net increase .................................             278,180      $     4,088,573            6,222,112      $    76,844,652
                                                       ============================================================================


(a) For the period January 1, 1999 (effective date) to April 30,1999 for Class B Shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE        NET ASSETS
       ------------------------------------------------------------------------

          .625%         First $100 million
          .500%         Over $100 million, up to and including $250 million
          .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65% and .65% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $2,273,429 and $439,402, respectively.

The Fund paid transfer agent fees of $3,343,918, of which $2,759,836 was paid to Investor Services.

Included in professional fees are legal fees of $48,602 that were paid to a law firm in which a partner is an officer of the Fund.


4. INCOME TAXES

At April 30, 2000, the Fund had tax basis capital losses of $19,296,804 including $288,994 from the merged funds (See Note 7), which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:

         2003 ...............................       $    71,377
         2004 ...............................            99,997
         2007 ...............................           117,620
         2008 ...............................        19,007,810
                                                    -----------
                                                    $19,296,804
                                                    ===========

At April 30,2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $28,656,015. For tax purposes, such losses will be reflected in the year ending April 30, 2001.

At April 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,473,869,858 was as follows:

         Unrealized appreciation ...               $ 185,272,687
         Unrealized depreciation ...                (177,709,497)
                                                   -------------
         Net unrealized appreciation               $   7,563,190
                                                   =============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

Net investment income differs for financial statement and tax purposes primarily due to the differing tax treatment of non-deductible merger expenses.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2000 aggregated $1,153,063,312 and $1,495,407,207, respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.


7. FUND MERGER

On June 24, 1999, the Fund acquired the net assets of the Hawaii Municipal Bond Fund and the Indiana Tax-Free Income Fund pursuant to a plan of reorganization approved by the Funds' shareholders. The merger was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                               SHARES
        FUND                                  NET ASSETS          ISSUED BY
        --------------------------------------------------------------------

        Hawaii Municipal Bond Fund ....      $39,698,063          3,316,463
        Indiana Tax-Free Income Fund ..       56,285,879          4,702,246
                                             ------------------------------
              Total ...................      $95,983,942          8,018,709
                                             ==============================

The net asset figures shown above include $859,421 and $1,790,431 of unrealized appreciation for the Hawaii Municipal Bond Fund and the Indiana Tax-Free Income Fund, respectively. The merger was accounted for as a pooling of interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $7,332,695,346.

On August 26, 1999, the Fund acquired the net assets of the Arkansas Municipal Bond Fund and the Washington Municipal Bond Fund pursuant to a plan of reorganization approved by the Funds' shareholders. The merger was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                                                   SHARES
        FUND                                   NET ASSETS        ISSUED BY
        ------------------------------------------------------------------

        Arkansas Municipal Bond Fund ...       $39,000,744        3,310,759
        Washington Municipal Bond Fund..        10,481,910          889,806
                                               ----------------------------
              Total ....................       $49,482,654        4,200,565
                                               ============================

The net asset figures shown above include ($1,177,947) and $101,148 of unrealized (depreciation) appreciation for the Arkansas Municipal Bond Fund and the Washington Municipal Bond Fund, respectively. The merger was accounted for as a pooling of interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $7,299,812,616.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 6, 2000


FRANKLIN FEDERAL TAX-FREE INCOME FUND
TAX DESIGNATION


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2000.